SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                     Current Report Under Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  November 19, 1998


                             FUTURE PETROLEUM CORPORATION
              (Exact Name of Registrant as Specified in its Charter)


      Utah                              0-8609                   87-0239185
(State or other jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)       File Number)         Identification No.)


      2351 West Northwest Highway
       Suite 2130, Dallas, Texas                                 75220
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:    (214) 350-7602


                           N/A
(Former name, former address, and formal fiscal year, if
                                             changed since last report)






                    ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On November 19, 1998, Future Petroleum Corporation (the "Company") completed the acquisition of additional oil and gas properties in connection with its ongoing expansion efforts. Such acquisition included interests in the Foster /S. Cowden Field located in Ector County, Texas, the Turtle Creek Field located in Matagorda County, Texas, the San Miguel Creek Field located in McMullen County, Texas, the Leroy North Field located in Vermillion Parish, Louisiana, and the Cheniere Field located in Ouachita Parish, Louisiana. All of the properties were acquired from Bargo Energy Resources, Ltd., a Texas limited partnership and a principal shareholder of the Company ("Bargo"), who had acquired the properties on the same date from Cody Energy, Inc., a Delaware corporation, and Cody Texas, L.P. a Texas limited partnership. Under the terms of the agreement between the Company the Bargo, Bargo has the option to repurchase the properties from the Company within 90 days from the date of closing.

     The primary producing formations include Frio for the North Leroy Field, the Edwards for the Sand Miguel, Frio for the Turtle Creek Field, the Grayburg/Canyon for the Foster/Cowden and the Cadeville for the Cheniere Field. The properties include interests in 52 producing oil and natural gas wells. The Company will not be the operator on a portion of the acquired wells.

     As of August 1, 1998, the acquired properties had aggregate estimated net total proved reserves of 517 thousand barrels of oil and 18.786 billion cubic feet of natural gas, or 21.886 billion cubic feet equivalent.

     The aggregate purchase price for the properties acquired was $4.467 million in cash. The Company financed the purchase of the properties by increasing the borrowing base under the credit agreement with Bank of America established in August 1998 and borrowing such funds from Bank of America. As amended, the maximum commitment amount was increased to $27.5 million and the Company's current borrowing base was increased to $24.2 million.

     Because of the ownership by Bargo of a substantial portion of the issued and outstanding stock of the Company, the terms of the purchase were not deemed to be the result of arm's length negotiations. All members of the board of directors, including those designated by Bargo, unanimously approved the terms of the transaction and believe them to be fair to the Company from a financial point of view.




                      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


a) Financial statements required by this item will be filed by amendment as soon as practicable, but no later than 60 days after the filing of this report on Form 8-K.

c)     Exhibits

The following exhibits are included as part of this report:

           SEC
Exhibit   Reference
Number    Number                  Title of Document                  Location
-------------------------------------------------------------------------------
Item 10     Material Contracts
-------------------------------------------------------------------------------
10.01      10        Purchase and Sale Agreement between Bargo      This filing
                     Energy Resources, Ltd. ("Bargo"), as Seller, and the Company, as Buyer, dated November 13, 1998

10.02      10        Amendment No. 1 to Credit Agreement between    This filing
                     Bank of America National Trust and Savings
                     Association ("Bank of America") and the Company, dated November 16, 1998

10.03      10        Amended and Restated Secured Promissory Note   This filing
                     of the Company payable to Bank of America dated November 18, 1998

10.04      10        First Amendment to Pledge Agreement             This filing
                     between Bank of America, as secured party, and each of the Company, Future Energy Corporation
                     ("Future Nevada"), Future Petroleum Corporation
                     ("Future Texas"), EnCap Equity 1994, Ltd.,
                     Energy Capital Investment Company PLC, Bargo
                     Energy Resources, Ltd, B. Carl Price, and Don Wm.
                     Reynolds, as debtors, dated November 18, 1998

10.05      10        First Amendment to Security Agreement           This filing
                     between Bank of America, as lender, and each of the Company, Future Nevada, Future Texas, Future
                     CAL-TEX Corporation ("Future CAL-TEX"), BMC
                     Development No. 1 Limited Partnership ("BMC"),
                     Future Acquisition 1995, Ltd. ("Future 1995"), and NCI-Shawnee Limited Partnership ("NCI-
                     Shawnee"), as debtors, dated November 18, 1998

10.06      10        First Amendment to Guaranty between             This filing
                     Bank of America, as lender, and each of Future
                     Utah, Future Nevada, Future Texas, Future
                     CAL-TEX, BMC, Future 1995, and NCI-Shawnee, as guarantors, dated November 18, 1998







                                     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  December 4, 1998

                                         FUTURE PETROLEUM CORPORATION



                                        By /s/ B. Carl Price, President


                                   EXHIBIT INDEX



SEC
Exhibit   Reference
Number    Number                  Title of Document                  Location
-------------------------------------------------------------------------------
Item 10     Material Contracts
-------------------------------------------------------------------------------
10.01      10        Purchase and Sale Agreement between Bargo      This filing
                     Energy Resources, Ltd. ("Bargo"), as Seller, and the Company, as Buyer, dated November 13, 1998

10.02      10        Amendment No. 1 to Credit Agreement between    This filing
                     Bank of America National Trust and Savings
                     Association ("Bank of America") and the Company, dated November 16, 1998

10.03      10        Amended and Restated Secured Promissory Note   This filing
                     of the Company payable to Bank of America dated November 18, 1998

10.04      10        First Amendment to Pledge Agreement            This filing
                     between Bank of America, as secured party, and each of the Company, Future Energy Corporation
                     ("Future Nevada"), Future Petroleum Corporation
                     ("Future Texas"), EnCap Equity 1994, Ltd.,
                     Energy Capital Investment Company PLC, Bargo
                     Energy Resources, Ltd, B. Carl Price, and Don Wm.
                     Reynolds, as debtors, dated November 18, 1998

10.05      10        First Amendment to Security Agreement          This filing
                     between Bank of America, as lender, and each of the Company, Future Nevada, Future Texas, Future
                     CAL-TEX Corporation ("Future CAL-TEX"), BMC
                     Development No. 1 Limited Partnership ("BMC"),
                     Future Acquisition 1995, Ltd. ("Future 1995"), and NCI-Shawnee Limited Partnership ("NCI-
                     Shawnee"), as debtors, dated November 18, 1998

10.06      10        First Amendment to Guaranty between            This filing
                     Bank of America, as lender, and each of Future
                     Utah, Future Nevada, Future Texas, Future
                     CAL-TEX, BMC, Future 1995, and NCI-Shawnee, as guarantors, dated November 18, 1998





                                    EXHIBIT 10.01

                             PURCHASE AND SALE AGREEMENT


     This Purchase and Sale Agreement (this "Agreement") is made and entered into as of the 13th day of November, 1998, by and between BARGO ENERGY RESOURCES, LTD., a Texas limited partnership, whose address is 700 Louisiana Street, Suite 3700, Houston, Texas 77002 (herein called "Bargo"), and FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Future").

                                 W I T N E S S E T H:

     WHEREAS, Bargo has entered into a certain Purchase and Sale Agreement dated September 30, 1998 (the "Cody Agreement") with Cody Energy, Inc., a Delaware corporation, and Cody Texas, L.P., a Texas limited partnership (collectively, "Cody"), a copy of which is attached hereto as Exhibit I, whereby Bargo has agreed to purchase certain oil and gas properties, leases, wells, equipment, related contract rights and other assets located in Ouachita and Vermilion Parishes, Louisiana, and in Clarke and Marion Counties, Mississippi, and in Brazos, Burleson, Fayette, Ector, Jackson, Matagorda and McMullen Counties, Texas (the "Assets"), effective as of August 1, 1998 at 7:00 a.m. local time at the location of the Assets, and reference is here made to the Cody Agreement for a more particular description of the Assets and for all other pertinent purposes; and

     WHEREAS, Bargo has agreed to sell the Assets to Future, and Future has agreed to purchase the Assets from Bargo, on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bargo and Future hereby agree as follows:

     1. Sale and Purchase of Assets. Bargo, as "Seller" (herein so defined) shall sell, transfer and assign to Future, as "Buyer" (herein so defined), and Future shall purchase and receive from Bargo, all of the Assets described in the Cody Agreement on all of the same terms and conditions as are set forth in the Cody Agreement except as specifically modified by this Agreement. It is the intention of the parties that the sale from Bargo to Future shall occur immediately following Bargo's acquisition of the Assets from Cody, and Bargo and Future each agree to use their best efforts to accomplish the Closing in such manner. All defined terms in the Cody Agreement shall have the same meaning in this Agreement except as otherwise specifically provided herein.

     2. Effective Date. The effective date of the sale of the Assets from Bargo to Future shall be August 1, 1998, at 7:00 a.m. local time at the location of the Assets (the "Effective Date").

     3. Purchase Price. As consideration for the sale of the Assets, Future shall pay to Bargo the sum of $8,350,000.00 (the "Purchase Price") in immediately available funds at the Closing, subject to adjustment in the same manner as is provided in the Cody Agreement. Future acknowledges that Bargo has deposited with Cody the sum of $600,000.00 as a Deposit in accordance with
Section 2.2 of the Cody Agreement. At Closing, Future shall pay $600,000.00 of the Purchase Price directly to Bargo in immediately available funds, and the balance (adjusted as herein provided) shall be paid either directly to Bargo or to such party or parties as Bargo may specifically direct by written instructions to Future.

     4. Title, Environmental and Other Due Diligence Review. Future acknowledges that it has received copies of the title, environmental and other due diligence review conducted by Bargo with respect to the Assets and has approved same, subject only to satisfaction of material matters, if any, for which Bargo has the right to object and has in fact submitted objections to Cody as permitted under the Cody Agreement. Certain preferential rights to purchase exist with respect to the Assets, and waivers of such rights may not have been obtained or expiration of the period for exercise of such rights may not have occurred as of the Closing of the sale from Cody to Bargo. Time does not allow for obtaining such waivers prior to the Closing of the sale from Bargo to Future, but Future agrees to honor any such validly exercised preferential rights to purchase made by third parties with respect to the sale of the Assets by Cody to Bargo or by Bargo to Future. Bargo agrees to send all notices of transfer and to use its best efforts to obtain waivers of all consents or preferential rights to purchase affecting the Assets. In the event any preferential rights to purchase are validly exercised with respect to the transfer from Cody to Bargo or from Bargo to Future and Future does not receive payment from the party exercising such rights in the amount of the allocated value of the affected portion of the Assets, Bargo agrees to indemnify Future from any loss as a result of (i) the failure to receive the payment properly due as the result of the valid exercise of any such preferential rights to purchase, or (ii) any claim made by the holder of such rights arising out of the failure to send such notice and offer such right to purchase prior to the Closing.
Bargo and Future agree to each use their respective best efforts to resolve and/or waive any such objectionable matters to the reasonable satisfaction of the parties prior to or within a reasonable time following the Closing.

     5. Closing. The closing of the sale from Bargo to Future ("Closing") shall occur on or about November 16, 1998 immediately following the Closing under the Cody Agreement. In the event the Closing under the Cody Agreement is extended, the Closing under this Agreement shall be automatically extended to coincide with the extended date of Closing under the Cody Agreement without the requirement of further action by Bargo or Future; provided, however, in no event shall the date of Closing be extended to a date later than November 30, 1998 without Future's written consent. Bargo shall convey the Assets to Future by an instrument of conveyance in the form of the Assignment, Conveyance and Bill of Sale attached hereto as Exhibit II.

     6. Assumption and Indemnity. Except as provided in the immediately succeeding paragraph in this Section 6, upon Closing, as a part of the consideration for the purchase of the Assets, Future hereby assumes and agrees to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Cody Agreement or otherwise with respect to the ownership and/or operation of the Assets. Future further hereby agrees to indemnify and hold Bargo, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Cody Agreement or otherwise.

     Notwithstanding the immediately preceding paragraph in this Section 6, Bargo agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, whether arising under the Cody Agreement or otherwise, which are attributable to the gross negligence, fraud or intentional and willful misconduct of Bargo in connection with the transactions contemplated by this Agreement.

     7. Option to Repurchase. As a part of the consideration for the purchase of the Assets, Future hereby grants to Bargo an exclusive option to repurchase the Assets (or such portion thereof as is remaining after the exercise of preferential rights to purchase by third parties) exercisable at any time prior to the expiration of ninety (90) days following the Closing of the purchase of the Assets by Future from Bargo. Such option shall be exercisable by delivery by Bargo of written notice of exercise to Future on or before the expiration of said 90 day period. The terms of purchase if the option is exercised shall be at the same price, with the same Effective Date and on all of the same other terms and conditions as are provided in this Agreement, except that Bargo shall have no obligation or liability for any torts or breaches of contract committed by Future during the period of its ownership of the Assets. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo shall assume and agree to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Cody Agreement or otherwise with respect to the ownership and/or operation of the Assets attributable to the period from and after the effective date of the transfer. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo further hereby agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Cody Agreement or otherwise, attributable to the period from and after the effective date of the transfer.

     8. Representations and Warranties of Bargo. In lieu of the representations and warranties contained in Article 6 of the Cody Agreement, Bargo represents and warrants to Future as follows:

     (a) Bargo is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Bargo has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Bargo, the performance by Bargo of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been, or will be, duly authorized and approved by the requisite partners of Bargo. This Agreement has been duly executed and delivered by Bargo and constitutes the valid and binding obligation of Bargo, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Bargo, threatened against Bargo or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     (d) The Cody Agreement is in full force and effect as of the date hereof, and Bargo has not transferred any of Bargo's rights or interests in and to the Cody Agreement or the Assets prior to the execution of this Agreement.

     9. Representations and Warranties of Future. In lieu of the representations and warranties contained in Article 7 of the Cody Agreement, Future represents and warrants to Bargo as follows:

     (a) Future is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Future has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Future, the performance by Future of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the requisite partners of Future. This Agreement has been duly executed and delivered by Future and constitutes the valid and binding obligation of Future, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Future, threatened against Future or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     10. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly made if delivered by (i) personal delivery, (ii) recognized third party messenger or overnight delivery service, (iii) telecopy or facsimile transmission, or (iv) deposit into the custody of the United States Postal Service, postage prepaid, first class certified mail, return receipt requested. Notice given in accordance herewith shall be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties shall be as follows:


All notices to Bargo shall be delivered to:

Bargo Energy Resources, Ltd.
700 Louisiana Street, Suite 3700
Houston, Texas  77002
Attention:  Mr. Tim J. Goff

Phone:  (713) 236-9792
Fax:  (713) 236-9799


All notices to Future shall be delivered to:

Future Acquisition 1995 Ltd.
2351 W. Northwest Highway, Suite 2130
Dallas, Texas 75220
Attention: Mr. B. Carl Price

Phone:  (214) 350-7602
Fax:  (214) 350-8382

     11. Amendments. This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

     12. Headings. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

     13. Counterparts. This Agreement may be executed by in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

     14. References. References made in this Agreement, including use of a pronoun, shall be deemed to include, where applicable, masculine, feminine, neuter, singular or plural, individuals, partnerships or corporations. As used in this Agreement, "person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

     15. Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

     16. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

     17. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and except as otherwise stated herein, nothing contained in this Agreement, or implied herefrom, is intended to confer upon any other person or entity any benefits, rights or remedies.

     18. Assignment. Except as otherwise provided herein, the parties may assign all or any portion of their respective rights or delegate any portion of their duties hereunder, so long as the respective assigning parties remain liable for the performance of their obligations hereunder.

     19. Public Announcements. The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other party hereto and exercise their best efforts to agree upon the text of a joint public announcement or statement to be made solely by one party, as the case may be; provided, however, if either party is required by law, by a listing agreement, or by the rules and regulations of any securities exchange to make such public announcement or statement, then the same may be made without the approval of the other party. The opinion of counsel of either party shall be conclusive evidence of such requirement.

     20. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is void, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

     [The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

BARGO ENERGY RESOURCES, LTD.

By: Bargo Operating Company, Inc., its
General Partner



By /s/ Tim J. Goff
Tim J. Goff, President



FUTURE ACQUISITION 1995 LTD.

By: Future Petroleum Corporation, its
General Partner



By /s/ Carl Price
Name: B. Carl Price
Title:  President


                                       EXHIBIT I


              [Please contact the Company for a copy of Cody Agreement]

                                      EXHIBIT II

Recording requested by and
when recorded return to:

Mr. S. Michael Gibson
Bargo Energy Resources, Ltd.
700 Louisiana Street, Suite 3700
Houston, Texas 77002





                          ASSIGNMENT, CONVEYANCE AND BILL OF SALE

THE STATE OF          )
                      )SS.
COUNTY OF             )

     WHEREAS, reference is made to that certain Assignment, Bill of Sale and Conveyance dated effective August 1, 1998 (a copy of which is attached hereto as Annex I and incorporated herein for all purposes), from Cody Energy, Inc. [or Cody Texas, L.P., as appropriate] to BARGO ENERGY RESOURCES, LTD., a Texas limited partnership (herein called "Assignor"), wherein certain properties, rights and interests (herein called the "Cody Interests") were conveyed to Assignor;

     NOW, THEREFORE, for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose mailing address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Assignee"), all of the Cody Interests.

     TO HAVE AND TO HOLD the Cody Interests unto the Assignee, its successors and assigns, forever.

     Assignor agrees to warrant and forever defend title to the Cody Interests unto Assignee, its successors and assigns, from and against the claims and demands of all persons claiming, or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise. This Assignment, Conveyance and Bill of Sale is made with full substitution and subrogation of Assignee in and to all representations, covenants and warranties of title heretofore given or made by Assignor's predecessors in title with respect to the Cody Interests.

     Assignor agrees to execute and deliver to Assignee, from time to time, all such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the rights, titles, interests and estates conveyed to Assignee hereby or intended so to be.

This Assignment, Conveyance and Bill of Sale is being executed in multiple counterparts, all of which are identical. All of such counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment, Conveyance and Bill of Sale is dated the ________ day of November, 1998, but is made effective as to runs of oil and deliveries of gas, and for all other purposes, as of August 1, 1998, at 7:00 a.m.
local time at the location of the Cody Interests.

BARGO ENERGY RESOURCES, LTD.

By: Bargo Operating Company, Inc., its
General Partner



By /s/ Tim J. Goff
Tim J. Goff, President


THE STATE OF TEXAS       )
                         )SS.
COUNTY OF HARRIS         )

This instrument was acknowledged before me on the ________ day of November, 1998, by TIM J. GOFF, President of BARGO OPERATING COMPANY, INC., a Texas corporation, on behalf of said corporation in its capacity as the General Partner of BARGO ENERGY RESOURCES, LTD., a Texas limited partnership..





Notary Public in and for
the State of Texas

Printed Name
____________________________

My Commission Expires
___________________


                                       EXHIBIT 10.02


                        AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of November 16, 1998, between FUTURE PETROLEUM CORPORATION, a Utah corporation (the "Borrower"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Lender").


                                W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to the Credit Agreement dated as of August 14, 1998 (such agreement, as amended from time to time, hereinafter referred to as the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lender is willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                     ARTICLE I.

                                    DEFINITIONS

     SECTION I.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment No. 1 shall have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended by this Amendment No. 1.

     "Amendment No. 1 Effective Date" has the meaning provided in Section 4.1.

     "Cody Oil & Gas Properties" means those Oil & Gas Properties to be acquired by the Borrower in an Acquisition, as more particularly described in
Schedule II to this Amendment No. 1.

     SECTION I.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.


                                   ARTICLE II.

                                  AMENDMENTS TO
                            EXISTING CREDIT AGREEMENT

     Effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

     SECTION II.1 Amendments to Recitals. Subsection (y) of the second recital of the Existing Credit Agreement is amended to read "$27,500,000".

     SECTION II.2     Amendments to Section 1.1.

     (a) A new definition of "Amendment No. 1 Effective Date" is inserted in alphabetical order in Section 1.1 of the Existing Credit Agreement as follows:

     "Amendment No. 1 Effective Date" shall have the meaning assigned to such term in Section 4.1 of the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 between Borrower and Lender."

     (b) The definition of "Borrowing Base" in the Existing Credit Agreement is amended by deleting the amount "$10,500,000" and inserting in its place the amount "$24,775,000".

     (c) The definition of "Commitment Amount" in the Existing Credit Agreement is amended by deleting the amount "$20,000,000" and inserting in its place the amount "$27,500,000".

     (d) The definition of "Unavailable Commitment" in the Existing Credit Agreement is amended by deleting the amount "$20,000,000" and inserting in its place the amount "$27,500,000".

     SECTION II.3     Amendments to Certain Exhibits and Schedules.

     (a) Schedule I to the Existing Credit Agreement is deleted and a new Schedule I in the form shown in Schedule I hereto is inserted in its place.

     (b) Exhibit A to the Existing Credit Agreement is deleted and a new Exhibit A in the form shown in Exhibit A hereto is inserted in its place.


                                    ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to make the amendments provided for in
Article II, the Borrower hereby:

     (a) acknowledges and agrees that, immediately prior to the Amendment No. 1 Effective Date, the aggregate outstanding principal amount of all Loans is $19,500,000;

     (b) represents and warrants that the Borrower has full power and authority to execute, deliver and perform its obligations under this Amendment No. 1 and all other Loan Documents delivered to the Lender in connection herewith, and this Amendment No. 1 and all such Loan Documents are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms;

     (c) represents and warrants, that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and the Borrower has performed each of the covenants and agreements in the Existing Credit Agreement and the other Loan Documents required to be performed by the Borrower as of the date hereof; and

     (d) represents and warrants that there is no Default or Event of Default by the Borrower or any other Obligor under the Existing Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by the Borrower or any other Obligor under the Existing Credit Agreement or any Loan Document.


                                  ARTICLE IV.

                          CONDITIONS TO EFFECTIVENESS

     SECTION IV.1 Effective Date. This Amendment No. 1 shall become effective on November 16, 1998, or, if later, the date (herein called the "Amendment No. 1 Effective Date") when the conditions set forth in this Section
4.1 have been satisfied.

     (a) Execution of Counterparts. The Lender shall have received counterparts of this Amendment No. 1 duly executed and delivered on behalf of the Borrower and the Lender.

     (b) Delivery of Replacement Note. The Lender shall have received the Amended and Restated Secured Promissory Note (being one of the Notes), substantially in the form of Exhibit A hereto, duly executed and delivered by the Borrower.

     (c) First Amendment to Guaranties. The Lender shall have received counterparts of the First Amendment to Guaranty, substantially in the form of Exhibit B hereto, duly executed and delivered by each of the Borrower's Subsidiaries.

     (d) First Amendment to Pledge Agreements. The Lender shall have received counterparts of the First Amendment to Pledge Agreement, substantially in the form of Exhibit C hereto, duly executed and delivered by each of the Borrower, EnCap 1994, EnCap PLC, Bargo, Price, Reynolds, Future Texas and Future Nevada.

     (e) First Amendment to Security Agreements. The Lender shall have received counterparts of the First Amendment to Security Agreement, substantially in the form of Exhibit D hereto, duly executed and delivered by each of the Borrower, Future California, Future Texas, Future Nevada, Future 1995, BMC and NCI.

     (f)     Mortgages.  The Lender shall have received counterparts of
     (i) a Mortgage encumbering the Cody Oil & Gas Properties, and (ii) supplemental Mortgages or amendments to Mortgages, substantially in the forms of Exhibit E hereto, encumbering the remaining portion of the Mortgaged Properties, in each case dated as of a date on or before such Borrowing, duly executed by the Borrower and its Subsidiaries, as applicable, together with

     (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgages as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

     (ii) favorable mortgagee's title opinions in favor of the Lender (in form and substance and issued by title counsel reasonably satisfactory to the Lender), with respect to the Property purporting to be covered by such Mortgages, setting forth the working interest and net revenue interest of the Borrower in such Properties and opining that the Borrower's title to such property is good and marketable and valid and that the interests created by such Mortgages constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender; and

     (iii) such other approvals, opinions, or documents as the Lender may reasonably request.

     (g) Opinions of Counsel. The Lender shall have received opinions, dated a date on or before such Borrowing and addressed to the Lender, from

     (i) Kruse, Landa & Maycock, LLC, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit F hereto; and

     (ii) Special title counsel to the Borrower, who shall be reasonably acceptable to the Lender, as to the Cody
     Oil & Gas Properties, substantially in the form of Exhibit G hereto.

     (h)     Engineering Report.  The Lender shall have received an
     Engineering Report, as to the Mortgaged Properties, including the Cody Oil & Gas Properties, in form and substance satisfactory to the Lender.

     (i) Resolutions. The Lender shall have received from the Borrower a certificate of the Secretary of the Borrower, as to resolutions or other authorizing action of the Borrower and its Subsidiaries, authorizing the execution, delivery and performance of Amendment No. 1 and the other Loan Documents executed by it in connection herewith.

     (j) Amendment Fee. The Lender shall have received an amendment fee equal to $25,000.00.

     (k) Fees, Expenses, etc. The Lender shall have received all reasonable costs and expenses due and payable pursuant to Sections 3.3 and
     10.3 of the Existing Credit Agreement, if then invoiced, including fees and expenses of counsel to the Lender.

     (l) Legal Details, etc. All documents executed or submitted pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Lender and its counsel.

     SECTION IV.2     Expiration.  If all of the conditions set forth in
Section 4.1 hereof shall not have been satisfied on or prior to December 15, 1998, the agreements of the parties contained in this Amendment No. 1 shall, unless otherwise agreed by the Lender, terminate effective immediately on such date and without further action.

                                      ARTICLE V.

                               COVENANTS OF THE BORROWER

     SECTION V.1 On or before November 30, 1998, the Borrower shall deliver to the Lender the Phase I environmental assessments prepared by an engineering firm reasonably satisfactory to the Lender with respect to the Cody Oil & Gas Properties, a completed environmental disclosure questionnaire and such other information with respect to the ownership and past use of such Oil & Gas Properties as the Lender may reasonably request, all of which shall be satisfactory in form, substance and scope to the Lender.


                                      ARTICLE VI.

                                     MISCELLANEOUS

     SECTION VI.1     Loan Document Pursuant to Existing Credit Agreement.
This Amendment No. 1 is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or which would require the consent of the Lender under the Existing Credit Agreement or any other Loan Document.

     SECTION VI.2 Counterparts, etc. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment No. 1 may be detached from any identical counterpart of this Amendment No. 1 having attached to it one or more additional signature pages.

     SECTION VI.3 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     SECTION VI.4 Titles and Headings. The titles and headings of the Sections of this Amendment No. 1 are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 1.

     SECTION VI.5 Changes and Modifications in Writing. No provision of this Amendment No. 1 may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWER

FUTURE PETROLEUM CORPORATION, a Utah
corporation

By: /s/ Carl Price
Name:  B. Carl Price
Title:  President

LENDER
       BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION


By: /s/ Richard A. Bernardy
Title:  Vice President




                                    Schedule I to
                                 Amendment No. 1 to
                                  Credit Agreement


                                 Disclosure Schedule



                                    Schedule II to
                                  Amendment No. 1 to
                                   Credit Agreement


     Description of Cody Oil and Gas Properties
     [Please contact the Company]



                                     Exhibit A to
                                  Amendment No. 1 to
                                   Credit Agreement


                           Form of Replacement Note


                             AMENDED AND RESTATED
                            SECURED PROMISSORY NOTE



$27,500,000.00                                         November 16, 1998


     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation (the "Borrower"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Lender") on August 14, 2003, the principal sum of TWENTY-SEVEN MILLION, FIVE HUNDRED THOUSAND DOLLARS ($27,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of August 14, 1998, as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 16, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower and the Lender.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note amends and restates in their entirety those notes previously made and given by the Borrower to the Lender as more particularly described in the Credit Agreement.

     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.


FUTURE PETROLEUM CORPORATION, a Utah
corporation



By:   /s/ Carl Price
Name: B. Carl Price
Title: President

                          LOANS AND PRINCIPAL PAYMENTS


                                 Exhibit B to
                              Amendment No. 1 to
                              Credit Agreement


                         Form of First Amendment to Guaranty


                           FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Utah corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future CAL-TEX Corporation, a Texas corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation


By:  /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Texas corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Energy Corporation, a Nevada corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation


By:/s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                            FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Acquisition 1995 Ltd., a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

      5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                         FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                             W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership


By:/s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President

                             FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among NCI Shawnee L.P., a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President









                                  Exhibit C to
                             Amendment No. 1 to
                              Credit Agreement


               Form of First Amendment to Pledge Agreement


                     FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Utah corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

    7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

    8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation



By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                     FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future CAL-TEX Corporation, a Texas corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation



By: /s/ Carl Price
Name: B. Carl Price
Title:  President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Texas corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation



By:  /s/ Carl Price
Name: B. Carl Price
Title:   President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Energy Corporation, a Nevada corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation



By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Acquisition 1995 Ltd., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership



By:  /s/ Carl Price
Name: B. Carl Price
Title:  President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership



By:  /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among NCI Shawnee L.P., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

    2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

    3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

    4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

    4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

    4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
    Loan Documents required to be performed by Pledgor as of the date hereof; and

    4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
    Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

    5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

    7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

    8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership



By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


ENCAP EQUITY 1994 LIMITED PARTNERSHIP,
a Texas limited partnership



By:
Name:
Title:



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Energy Capital Investment Company PLC, an English investment company ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


ENERGY CAPITAL INVESTMENT COMPANY PLC,
an English investment company



By:
Name:
Title:



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Bargo Energy Resources, Ltd., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BARGO ENERGY RESOURCES, LTD. ,
a Texas limited partnership



By:   /s/ Tim J. Goff
Name: Tim J. Goff
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President


FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among B. Carl Price, ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 18, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.




By: /s/ Carl Price
Name: B. CARL PRICE



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Don Reynolds, ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 18, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.




By: /s/ Don Wm. Reynolds
Name: DON REYNOLDS




BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President




                                     Exhibit D to
                                  Amendment No. 1 to
                                   Credit Agreement


                     Form of First Amendment to Security Agreement

                         FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Petroleum Corporation, a Utah corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.


     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future CAL-TEX Corporation, a Texas corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Petroleum Corporation, a Texas corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Energy Corporation, a Nevada corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:    /s/ Richard A. Bernardy
Name:   Richard A. Bernardy
Title:  Vice President

                         FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Acquisition 1995 Ltd., a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                        FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                       FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between NCI Shawnee L.P., a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:    /s/ Richard A. Bernardy
Name:   Richard A. Bernardy
Title:  Vice President








                                  Exhibit E to
                               Amendment No. 1 to
                                Credit Agreement


                                 Form of Mortgage



                    MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                  AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

                                     FROM

                          FUTURE ACQUISITION 1995 LTD.
                         (Taxpayer I.D. No. 75-2630182)
                    BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP
                         (Taxpayer I.D. No. 75-2648720)
                         NCI-SHAWNEE LIMITED PARTNERSHIP
                         (Taxpayer I.D. No. 75-2563029)

                                      TO

                         Richard A. Bernardy, Trustee

                                      AND

                            John H. Homier, Trustee

                                      AND

                BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                         (Taxpayer I.D. No. 94-1687665),
                              for itself and as Agent

                         Dated as of November 18, 1998




"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES."

"THOSE PORTIONS OF THE MORTGAGED PROPERTY WHICH ARE MINERALS OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS), AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."


"THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT A HERETO."

"SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE."

"THE SECURED PARTIES ARE NOT A SELLER OR PURCHASE MONEY LENDER OF THE
COLLATERAL."

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED AND/OR FILED
RETURN TO:

Kevin L. Shaw, Esq.
Mayer, Brown & Platt
350 South Grand Avenue
Suite 2500
Los Angeles, California  90071

                  MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                 AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING


THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, dated as of November 18, 1998, is from FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership, and NCI-SHAWNEE LIMITED PARTNERSHIP, a Texas limited partnership (herein collectively called the "Mortgagor"), to Richard H. Bernardy and John H. Homier, of Chicago, Illinois, as Trustees (herein collectively called the "Trustees"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association having offices at 231 South LaSalle Street, Chicago, Illinois 60697 (herein called the "Bank"), for itself and as agent for its Affiliates (defined below).

     1. FUTURE PETROLEUM CORPORATION, a Utah corporation (the "Borrower") and the Bank have entered into a Credit Agreement, dated as of August 14, 1998, as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 16, 1998 (herein, as the same has been and may hereafter be amended, modified or supplemented from time to time, called the "Credit Agreement"), pursuant to which the Bank has agreed to make loans to the Borrower and issue or cause to be issued letters of credit for the benefit of the Borrower in amounts not to exceed at any one time outstanding the lesser of (x) the Borrowing Base (as defined in the Credit Agreement), and
(y) $27,500,000; and the Borrower, to evidence its indebtedness to the Bank under the Credit Agreement, has executed and delivered to the Bank its amended and restated secured promissory note, dated November 16, 1998 (herein called the "Loan Note"), in the original principal amount of $27,500,000 to mature on August 14, 2003, the Loan Note being payable to the order of the Bank, bearing interest at the rates provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, all as therein set forth.

     2. The Borrower or an Affiliate (as defined in the Credit Agreement) of the Borrower has entered into or may enter into certain Hedging Agreements (as defined in the Credit Agreement) with the Bank or an Affiliate of the Bank, pursuant to the terms of the Credit Agreement.

     3. The Mortgagor has executed and delivered to the Bank its Guaranty (the "Guaranty") pursuant to which the Mortgagor has unconditionally guaranteed the prompt payment and performance of all obligations under the Credit Agreement.

     4. It is a condition precedent to the obligation of the Bank to make Loans under the Credit Agreement, to issue or cause to be issued letters of credit under the Credit Agreement and to the obligations of Bank or its Affiliate (as the case may be) under the Hedging Agreements referred to above, that the Mortgagor executes and delivers this instrument.

     5. For all purposes of this instrument, unless the context otherwise requires:

     A. "oil and gas leases" shall include oil, gas and mineral leases, subleases and assignments thereof, operating rights, and shall also include subleases and assignments of operating rights.

     B. "Hydrocarbons" shall mean oil, gas and other liquid or gaseous hydrocarbons.

     C. "Production Sale Contracts" shall mean contracts now in effect, or hereafter entered into by the Mortgagor, or entered into by the Mortgagor's predecessors in interest, for the sale, purchase, exchange, gathering, transportation, treating or processing of Hydrocarbons produced from the lands described in Exhibit A attached hereto and made a part hereof.

     D. "lands described in Exhibit A" shall include any lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference to an instrument or document containing or referring to such a description, and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference.

     E. "Operating Equipment" shall mean all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons (together with all accessions, additions and attachments to any thereof), including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, tubular goods, rods, pumping units and engines, Christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), steam generation and injection equipment and systems, power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities.

     F. "Mortgaged Property" shall mean the properties, rights and interests hereinafter described and defined as the Mortgaged Property.

     G. "Indebtedness", "Note" and "Notes" shall have the respective meanings set forth in Section 1.2 hereof.

     H. "Environmental Laws" shall mean any and all present and future United States federal, state and local laws or regulations, codes, plans, orders, decrees, judgments, injunctions and lawfully imposed requirements issued, promulgated or entered thereunder relating to pollution or protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     I. "Permits" shall mean shall mean all authorizations, approvals, permits, variances, land use entitlements, consents, licenses, franchises and agreements issued by or entered into with a governmental authority now or hereafter required for all stages of exploration, developing, operating, and plugging and abandoning oil & gas wells (including, without limitation, those shown on Exhibit A) on all or any part of the lands described in Exhibit A (or any other lands any production from which, or profits or proceeds from such production, is attributed to any interest in lands or to any interest described in Exhibit A).

     J. "Water Rights" shall mean (including without limitation those described in Exhibit A hereto) all now or hereafter existing or acquired water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights, whether evidenced or initiated by permit, decree, well registration, appropriation not decreed, water court application, shares of stock or other interests in mutual ditch or reservoir companies or carrier ditch or reservoir companies or otherwise, appertaining or appurtenant to or beneficially used or useful in connection with the lands described in Exhibit A, together with all pumps, well casings, wellheads, electrical installations, pumphouses, meters, monitoring wells and systems, measuring devices, pipes, pipelines, and other structures or personal property which are or may be used to produce, regulate, measure, distribute, store, or use water from the said water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights.

     K. "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois or any other applicable state, and the terms "Accounts", "Account Debtor", "Chattel Paper", "Contract Rights", "Deposit Accounts", "Documents", "General Intangibles", "Goods", "Equipment", "Fixtures", "Inventory", "Instruments", and "Proceeds" shall have the respective meanings assigned to such terms in the Uniform Commercial Code.

     NOW, THEREFORE, the Mortgagor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, (i) with respect to the following described properties, rights and interests which are (a) located in or relate to properties located in the States of Texas and Mississippi or (b) located within, or relate to properties located within the offshore area over which the United States asserts jurisdiction and to which the laws of the States of Texas and Mississippi are applicable with respect to this instrument and the liens or security interests created hereby, has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, pledge, hypothecate, transfer and convey unto the Trustees, in trust, with power of sale, for the use and benefit of the Bank, for itself and as agent for its Affiliates, all the Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect from time to time in the appropriate jurisdiction with respect to each of said properties, rights and interests), the Mortgagor hereby grants to said Trustees, for the use and benefit of the Bank, for itself and as agent for its Affiliates, a security interest therein to the full extent of the Mortgagor's legal and beneficial interest therein, now owned or hereafter acquired, namely and (ii) with respect to the following described properties, rights and interests other than those granted to the Trustees in clause (i) above (herein called the "Louisiana Mortgaged Property"), as security for the Indebtedness (as defined below) outstanding at any time or from time to time, up to the maximum amount outstanding at any time or from time to time as set forth in Section 1.4 hereof, does hereby mortgage, pledge, hypothecate, collaterally assign and grant a security interest to the Bank for itself and as agent for its Affiliates, in all the Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect from time to time in the appropriate jurisdiction with respect to each of said properties, rights and interests), the Mortgagor hereby grants to the Bank, for itself and as agent for its Affiliates, a security interest therein to the full extent of the Mortgagor's legal and beneficial interest therein, now owned or hereafter acquired, namely:

     (a) the lands described in Exhibit A, and the oil and gas leases, the fee, mineral, overriding royalty, royalty and other interests which are described in Exhibit A,

     (b) the presently existing and (subject to the terms of Section 2.7 hereof) hereafter arising unitization, unit operating, communitization and pooling agreements and the properties covered and the units created thereby (including, without limitation, all units formed under orders, regulations, rules, approvals, decisions or other official acts of any federal, state or other governmental agency having jurisdiction) which are specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A,

     (c) the Hydrocarbons which are in, under, upon, produced or to be produced from or which are attributed or allocated to the lands described in Exhibit A,

     (d)     the Production Sale Contracts,

     (e)     the Operating Equipment,

     (f)     the Permits,

     (g)     the Water Rights,

     (h) without duplication of any other provision of this granting clause, Equipment, Fixtures and other Goods necessary or used in connection with, and Inventory, Accounts, General Intangibles, Contract Rights, Chattel Paper, Deposit Accounts, Documents, Instruments and Proceeds arising from, or relating to, the properties and other interests described in Exhibit A, and

     (i) any and all liens and security interests in Hydrocarbons securing the payment of proceeds from the sale of Hydrocarbons, including but not limited to those liens and security interests provided for in Section 9.319 of the Texas Business and Commerce Code or similar statutes of other jurisdictions or any successor statutes.

together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, unitization or pooling agreements, operating agreements and unit operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, partnership agreements (including mining partnerships), exploration agreements, bottom hole agreements, dry hole agreements, support agreements, acreage contribution agreements, surface use and surface damage agreements, net profits agreements, production payment agreements, Hedging Agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefor or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), trade secrets, trademarks, service marks and business names and the goodwill of the business relating thereto, copyrights, copyright registrations, unpatented inventions, patent applications and patents, rights-of-way, franchises, bonds, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, concessions, occupancy agreements, privileges, development rights, condemnation awards, claims against third parties, general intangibles, rents, royalties, issues, profits, products and proceeds, whether now or hereafter existing or arising, used or useful in connection with, covering, relating to, or arising from or in connection with, any of the aforesaid items (a) through (i), inclusive, in this granting clause mentioned, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other properties, rights and interests) which the Mortgagor might at any time have or be entitled to, all the aforesaid properties, rights and interests, (including the Louisiana Mortgaged Property) together with any additions thereto which may be subjected to the lien and security interest of this instrument by means of supplements hereto, being hereinafter called the "Mortgaged Property".

     Subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interest as set forth in Exhibit A), (ii) the assignment of production contained in Article III hereof, but only insofar and so long as said assignment of production is not inoperative under the provisions of
Section 3.5 hereof, and (iii) the condition that neither the Trustees nor the Bank shall be liable in any respect for the performance of any covenant or obligation (including without limitation measures required to comply with Environmental Laws) of the Mortgagor in respect of the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Property (other than the Louisiana Mortgaged Property) unto the Trustees for the benefit of the Bank, for itself and as agent for its Affiliates, forever to secure the payment of the Indebtedness and to secure the performance of the obligations of the Mortgagor herein contained.

     The Louisiana Mortgaged Property is to remain so specially mortgaged, affected and hypothecated unto and in favor of the Bank for itself and as agent for its Affiliates to secure payment of the Indebtedness (including the performance of the obligations of the Mortgagor herein contained) until full and final payment or discharge of the Indebtedness, and the Mortgagor is herein and hereby bound and obligated not to sell or alienate the Louisiana Mortgaged Property to the prejudice of this act.

     The Mortgagor, in consideration of the premises and to induce the Bank to make the loans above described, hereby covenants and agrees with both the Trustees and the Bank as follows:


                               ARTICLE I

                          Indebtedness Secured

     I.1 Items of Indebtedness Secured. The following items of indebtedness are secured hereby:

     (a) The Loan Note (including future advances to be made thereunder by the Bank), the Letter of Credit Outstandings (as defined in the Credit Agreement) and all other obligations and liabilities of the Borrower under the Credit Agreement;

     (b) All indebtedness and future advances evidenced by any promissory notes evidencing any additional loans which the Bank may from time to time make to the Borrower, if any, the Bank not being obligated, however, to make such additional loans;

     (c) Any sums advanced or expenses or costs incurred by the Trustees or the Bank (or any receiver or keeper appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

     (d) Any and all other indebtedness of the Mortgagor or any Affiliate of the Mortgagor (including the Borrower) to the Bank or any Affiliate of the Bank now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising, including without limitation all Hedging Obligations (as defined in the Credit Agreement) arising under Hedging Agreements between the Mortgagor or any Affiliate of the Mortgagor and the Bank or any Affiliate of the Bank; and

     (e) Any extensions, refinancings, modifications or renewals of all such indebtedness described in subparagraphs (a) through (d) above, whether or not the Mortgagor executes any extension agreement or renewal instrument. The indebtedness secured hereby further continues with respect to any new obligation arising from any novation (subjective or objective) of the foregoing indebtedness as permitted by Louisiana Civil Code Article 1884.

     I.2 Indebtedness and the Notes Defined. All the above items of indebtedness are hereinafter collectively referred to as the "Indebtedness". Any promissory note evidencing any part of the Indebtedness, including, without limitation, the Loan Note, is hereinafter referred to as a "Note", and all such promissory notes are hereinafter referred to collectively as the "Notes".

     I.3 No Paraph. The Mortgagor and the Bank acknowledge that no Note or other evidence of Indebtedness has been paraphed for identification with this instrument.

     I.4 Maximum Amount. The maximum amount of the Indebtedness that may be outstanding at any time, and from time to time, and secured by this instrument is $60,000,000.


                                 ARTICLE II

                    Particular Covenants and Warranties
                              of the Mortgagor

     II.1 Payment of the Indebtedness. The Mortgagor will duly and punctually pay and timely perform the Indebtedness, including each and every obligation owing on account of the Notes.

     II.2 Certain Representations and Warranties. The Mortgagor represents and warrants that (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain, (b) all producing wells located on the lands described in Exhibit A have been drilled, operated and produced in conformity with all applicable laws, rules and regulations of all authorities having jurisdiction, and are subject to no penalties on account of past production, and such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands described in Exhibit A, (c) the Mortgagor, to the extent of the interest specified in Exhibit A, has valid and indefeasible title to each property right or interest constituting the Mortgaged Property and has a good and legal right to grant and convey the same to the Trustees (or in the case of the Louisiana Mortgaged Property, to mortgage, collaterally assign, and grant a security interest in the same to the Bank for itself and as agent for its Affiliates), it being understood that the Mortgagor's working interest in each oil and gas lease shall exceed the Mortgagor's net interest in production from such lease to the extent of the Mortgagor's proportionate share of the burden of all royalties, overriding royalties and other such payments out of production, (d) the Mortgaged Property is free from all encumbrances or liens whatsoever, except as may be specifically set forth in Exhibit A or as permitted by the provisions of Section 2.5(e) hereof, (e) the Mortgagor is not obligated, by virtue of any prepayment under any contract providing for the sale by the Mortgagor of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor, (f) the Mortgaged Property is currently being operated, maintained and developed in accordance with all applicable currently existing Permits, and all applicable federal, tribal, state and local laws, rules and regulations except where the failure to do so could not reasonably be expected to have a Material Adverse Effect,
(g) the cover page to this instrument lists the correct legal name of the Mortgagor and the Mortgagor is not now and has not been known by any trade name, and (h) the Mortgagor has not been known by any legal name different from the one set forth on the cover page of this instrument, nor has the Mortgagor been the subject of any merger or other corporate reorganization. The Mortgagor will warrant and forever defend the Mortgaged Property unto the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) against every person whomsoever lawfully claiming the same or any part thereof, and the Mortgagor will maintain and preserve the lien and security interest hereby created so long as any of the Indebtedness remains unpaid.

     II.3 Further Assurances. The Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as, in the opinion of the Trustees or the Bank, may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (a) prompt correction of any defect which may hereafter be discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this instrument, any Note, or any other document executed in connection herewith, and (b) prompt execution and delivery of all notices to parties operating, purchasing or receiving proceeds of production of Hydrocarbons from the Mortgaged Property, and all division orders or transfer orders, any of which, in the opinion of the Bank, is needed in order to transfer effectually or to assist in transferring effectually to the Bank the assigned proceeds of production from the Mortgaged Property.

     II.4 Taxes. Subject to the Mortgagor's right to contest the same, the Mortgagor will promptly pay all taxes, assessments and governmental charges legally imposed upon this instrument or upon the Mortgaged Property, or upon the interest of the Trustees or the Bank therein, or upon the income and profits thereof.

     II.5 Operation of the Mortgaged Property. So long as the Indebtedness or any part thereof remains unpaid, and whether or not the Mortgagor is the operator of the Mortgaged Property, the Mortgagor shall, at the Mortgagor's own expense:


     (a) Do all things necessary to keep unimpaired the Mortgagor's rights in the Mortgaged Property and not, except in the ordinary course of business, abandon any well or forfeit, surrender or release any oil and gas lease or any rights in the Mortgaged Property, or enter into any operating agreement with respect to the Mortgaged Property, without the prior written consent of the Trustees;

     (b) Obtain and maintain all required Permits and cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices, applicable operating agreements, and all applicable federal, state and local laws, rules and regulations, excepting those being contested in good faith;

     (c) Cause to be paid, promptly as and when due and payable, all rentals and royalties (including shut-in royalties) payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation or development of the Mortgaged Property;

     (d) Cause the Operating Equipment to be kept in good and effective operating condition, and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the production of Hydrocarbons from the lands described in Exhibit A, to be promptly made;

     (e) Cause the Mortgaged Property to be kept free and clear of liens, charges and encumbrances of every character, other than (1) the lien and security interest hereof, (2) those liens permitted by Section
     8.2.3 of the Credit Agreement, and (3) those consented to in writing by the Bank;

     (f) Carry with financially sound and reputable insurance companies and in amounts satisfactory to the Bank the following insurance: (1) workmen's compensation insurance and public liability and property damage insurance in respect of all activities in which the Mortgagor might incur personal liability for the death of or injury to an employee or third person, or damage to or destruction of another's property; and (2) to the extent such insurance is carried by others engaged in similar undertakings in the same general areas in which the Mortgaged Property is located, insurance in respect of the Operating Equipment, against loss or damage by fire, lightning, hail, tornado, explosion and other similar risks;

     (g) Furnish to the Bank as soon as possible and in any event within five (5) days after the occurrence from time to time of any change in the address of the Mortgagor's location (as described on the signature page hereto) or in the name of the Mortgagor, notice in writing of such change;

     (h) Not initiate or acquiesce in any change in any material zoning or other land use or Water Rights classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof;

     (i) Notify the Bank in writing as soon as possible and in any event within five (5) days after it shall become aware of the occurrence of any event of default under Section 4.1 or any event which, with notice, the passage of time or both would be such an event of default; and

     (j) Appear in and defend, with counsel acceptable to the Bank in its sole discretion, any action or proceeding purporting to affect the security hereof or the rights or powers of the Bank; and pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which the Bank may appear.

     II.6 Recording, etc. The Mortgagor will promptly, and at the Mortgagor's expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien on and prior perfected security interest in real or personal property, as the case may be, and the rights and remedies of the Trustees and of the Bank, and otherwise will do and observe all things or matters necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States of America or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on and in the Mortgaged Property.

     II.7 Sale or Mortgage of the Mortgaged Property. Except as permitted by Section 8.2.9 of the Credit Agreement and except for sales of severed Hydrocarbons in the ordinary course of the Mortgagor's business and the lien and security interest created by this instrument, the Mortgagor will not sell, convey, mortgage, pledge, or otherwise dispose of or encumber the Mortgaged Property nor any portion thereof, nor any of the Mortgagor's right, title or interest therein, without first securing the written consent of the Bank; and the Mortgagor will not enter into any arrangement with any gas pipeline company or other consumer of Hydrocarbons regarding the Mortgaged Property whereby said gas pipeline company or consumer may set off any claim against the Mortgagor by withholding payment for any Hydrocarbons actually delivered.

     II.8 Records, Statements and Reports. The Mortgagor will keep proper books of record and account in which complete and correct entries will be made of the Mortgagor's transactions in accordance with generally accepted accounting principles and will furnish or cause to be furnished to the Bank such information concerning the business, affairs and financial condition of the Mortgagor as the Trustees or the Bank may from time to time reasonably request. Without limiting the generality of the foregoing, the Mortgagor shall furnish to the Bank (a) upon its request, but not more than every six months, reports prepared by an independent person or firm acceptable to the Bank concerning (1) the quantity of Hydrocarbons recoverable from the Mortgaged Property, (2) the projected income and expense attributable to the Mortgaged Property, and (3) the expediency of any change in methods of treatment or operation of all or any wells productive of Hydrocarbons, any new drilling or development, any method of secondary recovery by repressuring or otherwise, or any other action with respect to the Mortgaged Property, the decision as to which may increase or reduce the quantity of Hydrocarbons ultimately recoverable or the rate of production thereof, and (b) monthly, a report showing the gross proceeds from the sale of Hydrocarbons produced from the lands described in Exhibit A (including any thereof taken by the Mortgagor for the Mortgagor's own use), the quantity of such Hydrocarbons sold, the severance, gross production, occupation, or gathering taxes deducted from or paid out of such proceeds, the number of wells operated, drilled or abandoned, and such other information as the Bank may reasonably request (upon request of the Bank, such reports referred to in clauses (a) and (b) above shall set forth such information on a lease or unit basis).

     II.9 No Governmental Approvals. The Mortgagor represents and warrants that (a) no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument or of the Notes, or to authorize the observance or performance by the Mortgagor of the covenants herein or in the Notes contained, or that such approvals as are required have been obtained or will be obtained promptly, and (b) the Mortgagor has obtained all Permits which are necessary for the operation of the Mortgaged Property.

     II.10  Right of Entry.


     (a) The Mortgagor will permit the Trustees or the Bank, or the agents of either of them, at the cost and expense of the Mortgagor, to enter upon the Mortgaged Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce as necessary any books, records, accounts, contracts or other documents of the Mortgagor.

     (b) Without limiting the generality of the foregoing, the Bank shall have the right, on twenty-four (24) hours prior notice to the Mortgagor, to cause such persons and entities as the Bank may designate to enter the Mortgaged Property to conduct (at the cost and expense of the Mortgagor), or to cause the Mortgagor to conduct (at the cost and expense of the Mortgagor), such tests and investigations as the Bank deems necessary to determine whether any hazardous substance or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws. Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Mortgaged Property. This Section 2.10 shall not be construed to affect or limit the obligations of the Mortgagor pursuant to Section 2.5 hereof.

     (c) The Bank shall have no duty to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by the Bank shall impose any liability on the Bank, nor shall the Mortgagor or any other Obligor be entitled to rely on any visit, observation or testing by the Bank in any respect. The Bank may, in its discretion, disclose to the Mortgagor or any other Person, including any governmental agency, any report or finding made as a result of, or in connection with, any site visit, observation or testing by the Bank.
     The Mortgagor agrees that the Bank makes no warranty or representation to the Mortgagor or any other Obligor regarding the truth, accuracy or completeness of any such report or findings that may be so disclosed. The Mortgagor also acknowledges that, depending upon the results of any site visit, observation or testing by the Bank and disclosed to the Mortgagor, the Mortgagor may have a legal obligation to notify one or more governmental agencies of such results, that such reporting requirements are site-specific, and are to be evaluated by the Mortgagor without advice or assistance from the Bank.


     II.11 Environmental Laws. The Mortgagor represents and warrants, to the best of its knowledge after due inquiry, and except as set forth in
Section 7.17 of the Credit Agreement that: the Mortgaged Property is in compliance with all applicable Environmental Laws; there are no conditions existing currently which would be likely to subject the Mortgagor to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Mortgagor; the Mortgagor is not a party to any litigation or administrative proceedings, nor so far as is known by the Mortgagor is any litigation or administrative proceeding threatened against it, which asserts or alleges that the Mortgagor has violated or is violating Environmental Laws or that the Mortgagor is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials; neither the Mortgaged Property nor the Mortgagor is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and neither has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Laws. The Mortgagor has also obtained all permits, licenses or approvals required under applicable Environmental Laws which are necessary for its current exploration, use, and development activities at the Mortgaged Property; and to the Mortgagor's knowledge after reasonable investigation all use, generation, manufacturing, release, discharge, storage, deposit, treatment, recycling or disposal of any materials on, under or at the Mortgaged Property or transported to or from the Mortgaged Property (or tanks or other facilities thereon containing such materials) are being and will be conducted in accordance with applicable Environmental Laws including without limitation those requiring cleanup, removal or any other remedial action.

     II.12 Partnership or Corporate Mortgagor. The Mortgagor will continue to be duly qualified to transact business in each state where the conduct of its business requires it to be qualified, and will not, without the prior written consent of the Trustees, consolidate or merge with any other partnership or corporation.

     II.13 Taxpayer I.D. Number. The taxpayer identification numbers of the Mortgagor are as follows:

Name                                        Taxpayer ID Number
FUTURE ACQUISITION 1995 LTD.                       75-2630182
BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP          75-2648720
NCI-SHAWNEE LIMITED PARTNERSHIP                    75-2563029

The tax identification number of the Bank is.


                                ARTICLE III

                         Assignment of Production

     III.1 Assignment. As further security for the payment of the Indebtedness, up to the maximum amount outstanding as set forth in Section 1.4, the Mortgagor hereby transfers, assigns, warrants and conveys to the Bank, effective as of November 1, 1998, at 7:00 A.M., local time, all Hydrocarbons which are thereafter produced from and which accrue to the Mortgaged Property, and all proceeds therefrom. All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Bank by virtue of the provisions of this Article, are authorized and directed to treat and regard the Bank as the assignee and transferee of the Mortgagor and entitled in the Mortgagor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Bank and shall be under no obligation to see to the application by the Bank of any such proceeds or payments received by it; provided, however, that, until the Bank or the Mortgagor shall have instructed such parties to deliver such Hydrocarbons and all proceeds therefrom directly to the Bank, such parties shall be entitled to deliver such Hydrocarbons and all proceeds therefrom to Mortgagor. Upon (i) an event of default or (ii) the occurrence of a Material Adverse Effect (it being understood that the determination of the occurrence of an event of default or a Material Adverse Effect, as the case may be, by the Bank shall be conclusive and binding as to all such parties for all purposes hereof) said Hydrocarbons and products are to be delivered into pipelines connected with the oil and gas leases, or to the purchaser thereof, free and clear of all taxes, charges, costs and expenses. The Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by the Bank or any party in order to have said revenues and proceeds so paid to the Bank. The Bank is fully authorized to receive and give receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of the Mortgagor or the Bank for the account of the Mortgagor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with Section 3.2 hereof, and to execute transfer and division orders in the name of the Mortgagor, or otherwise, with warranties binding the Mortgagor.

     III.2 Application of Proceeds. All payments received by the Bank pursuant to Section 3.1 hereof shall be placed in a cash collateral account at the Bank and on the last business day of each calendar month applied as follows:

     First: To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and to the payment of all items of the Indebtedness not evidenced by any Note.

     Second: To the payment of the interest on the Notes accrued to the date of such payment.

     Third: To the payment of the amounts of principal then due and owing on the Notes.

     Fourth: The balance, if any, shall either be applied on the then unmatured principal amounts of the Notes, such application to be on such of the Notes and installments thereof as the Bank may select, or, at the option of the Bank, released to the Mortgagor.

     III.3 No Liability of the Bank in Collecting. The Bank is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Bank under this Article) and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received.

     III.4 Assignment Not a Restriction on the Bank's Rights. Nothing herein contained shall detract from or limit the absolute obligation of the Mortgagor to make payment of the Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

     III.5 Status of Assignment. Notwithstanding the other provisions of this Article and in addition to the other rights hereunder, the Trustees, the Bank or any receiver or keeper appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after any Note or other item of Indebtedness has been declared due and payable in accordance with the provisions of Section 4.1 hereof and to apply all of said proceeds as provided in Section 3.2 hereof. Upon any sale of the Mortgaged Property or any part thereof pursuant to Article V, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

     III.6 Indemnity. The Mortgagor agrees to indemnify the Trustees and the Bank against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature (all hereinafter in this Section 3.6 called "claims") made against or incurred by them or any of them as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that they or any of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons, and the Trustees and the Bank shall have the right to defend against any such claims, employing attorneys therefor, and unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such claims. The Mortgagor will indemnify and pay to the Trustees or the Bank any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Trustees and the Bank or any of them. The obligations of the Mortgagor as hereinabove set forth in this Section 3.6 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.


                                ARTICLE IV

                             Events of Default

     IV.1 Events of Default Hereunder. In case any one or more of the following "events of default" shall occur and shall not have been remedied:

     (a) default in the payment of principal of or interest on any Note, or in the payment of any other Indebtedness secured hereby, when due;

     (b) the occurrence of an Event of Default (other than any relating to non-payment of principal of or interest on the Loan Note) under the terms and provisions of the Credit Agreement and the continuance of such Event of Default for the applicable period of grace, if any;

     (c) any indebtedness of the Mortgagor shall become or shall be declared to be due and payable prior to its expressed maturity by reason of any default by the Mortgagor in the performance or observance of any obligation or by reason of the existence of any condition constituting a default in respect of such indebtedness;

     (d) the Mortgagor shall (1) dissolve or terminate its existence, (2) become insolvent, (3) generally fail to pay, or admit in writing its inability to pay, debts as they become due, (4) make a general assignment for the benefit of creditors, (5) apply for, consent to, or acquiesce in the appointment of, a trustee, receiver or other custodian for the Mortgagor or any property thereof, or (6) commence any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law (or consent to or acquiesce in any such case or proceeding commenced against it);

     (e) a trustee, receiver or other custodian shall be appointed for the Mortgagor or for a substantial part of the property thereof and (if not consented to or acquiesced in by the Mortgagor) shall not be discharged within thirty (30) days, or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law shall be commenced against the Mortgagor and (if not consented to or acquiesced in by the Mortgagor) shall remain for thirty (30) days undismissed;

     (f) any warranty or representation made by the Mortgagor herein shall prove to be untrue in any material respect as of the date made or deemed made;

     (g) failure by the Mortgagor, within ten (10) days after notice thereof from the Bank, to cure a default in the due performance or observance of any covenant or agreement contained in this instrument and not constituting a default in the payment of principal of or interest upon any Note or in the payment of any other Indebtedness;

     (h) any of the Mortgaged Property shall be seized or taken by any governmental or similar authority, or any order of attachment, garnishment or any other writ shall be issued, or any other lawful creditor's remedy shall be exercised or attempted to be exercised, with respect thereto; or

     (i) the title of the Mortgagor to the Mortgaged Property or any substantial part thereof shall become the subject matter of litigation which would or might, in the Bank's opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument and upon notice by the Bank to the Mortgagor such litigation is not dismissed within thirty (30) days of such notice, then and in any such event the Bank, at its option, may declare the entire unpaid principal of and the interest accrued on the Notes and all other Indebtedness secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.


                                ARTICLE V

                       Enforcement of the Security

     V.1 Power of Sale of Real Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees shall have the right and power to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as they may elect, the real property constituting a part of the Mortgaged Property (other than the Louisiana Mortgaged Property), at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Trustees may deem appropriate, and to make conveyance to the purchaser or purchasers; and the Mortgagor shall warrant title to such real property to such purchaser or purchasers. The Trustees may postpone the sale of all or any portion of such real property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.
The right of sale hereunder shall not be exhausted by one or any sale, and the Trustees may make other and successive sales until all of the trust estate be legally sold. With respect to that portion, if any, of the Mortgaged Property situated in the State of Oklahoma, the Bank shall have the right and power at its option to declare the Indebtedness secured hereby due and payable and to sell, or direct the Trustees to sell, the "real estate," as such term is defined under the provisions of 46 O.S. Supp. 1986, 42, constituting a part of the Mortgaged Property, all under the terms of 46 O.S. Supp. 1986, 40 et seq., and shall, to the extent permitted by law, have the other rights conferred on the Trustees under the provisions of this instrument.

     V.2 Rights of the Trustees with Respect to Personal Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) may require the Mortgagor to assemble such personal property and make it available to the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) at a place to be designated by the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) will give the Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first-class mail, postage prepaid, to the Mortgagor at the address shown below the signatures at the end of this instrument at least five (5) days before the time of the sale or disposition. Further, in the case of the Louisiana Mortgaged Property, the Bank shall have the right to utilize executory process, as more fully set forth in Section 5.4 hereof and the right to appointment of a keeper, as set forth in Sections 7.3 and 5.13 hereof.

     V.3 Rights with Respect to Fixtures Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and then proceed to exercise such rights as apply to such type of collateral.

     V.4 Judicial Proceedings. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees, (or, in the case of the Louisiana Mortgaged Property, the Bank for itself and as agent for its Affiliates) in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder for each or upon credit in one or more parcels or portions under executory or ordinary process, at the Bank's sole option, without appraisement (appraisement being expressly waived), or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy. The Mortgagor hereby acknowledges the Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon in the full amount of the Indebtedness in favor of the Bank and any future holder or holders of the Notes if such obligations are not paid at maturity. With respect to the Louisiana Mortgaged Property, the Mortgagor in accordance with the terms hereof and the Credit Agreement does by these presents consent, agree and stipulate that, upon the occurrence of an event of default hereunder or under the Credit Agreement, the Bank or any future holder or holders of the Notes and any other Indebtedness may, at its (or their) option, without making demand and without notice or putting in default, the same being hereby expressly waived, cause all and singular the Louisiana Mortgaged Property to be seized and sold by executory process issued by any competent court, or to proceed with the enforcement of this Mortgage and pledge of production in any manner prescribed by law, the Mortgagor hereby waiving notice of demand or delay stipulated in Article 2639 of the Code of Civil Procedure of Louisiana and the benefit of any laws, or parts of laws, relating to the appraisement of the property seized and sold under executory process or other legal process, and consenting that the Mortgaged Property situated in the State of Louisiana be sold without appraisement to the highest bidder for cash.

     V.5 Possession of the Mortgaged Property. It shall not be necessary for the Trustees or the Bank to have physically present or constructively in their possession at any sale held by the Trustees or the Bank or by any court, receiver or public officer any or all of the Mortgaged Property; and the Mortgagor shall deliver to the purchasers at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to such purchaser at such sale as completely as if the same had been actually present and delivered.

     V.6 Certain Aspects of a Sale. The Bank shall have the right to become the purchaser at any sale held by the Trustees or by any court, receiver or public officer, and the Bank shall have the right to credit upon the amount of the bid made therefor the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Notes, after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

     V.7 Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustees, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustees or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

     V.8 Effect of Sale. Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, and the Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Mortgagor or the Mortgagor's successors or assigns. Nevertheless, the Mortgagor, if requested by the Bank so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     V.9 Application of Proceeds. The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall be applied as follows:

     First: To the payment and satisfaction of all costs and expenses incurred by the Bank and the Trustees in the performance of their duties including, without limiting the generality of the foregoing, a commission of five percent (5%) to the Trustees or any keeper and costs and expenses of any entry, or taking of possession, of any sale, or advertisement thereof, and of conveyances, and as well, court costs, compensation of agents and employees and legal fees.

     Second: To the payment of the interest on the Notes accrued to the date of such payment.

     Third: To the payment of the amounts of principal of the Notes and of the other items of Indebtedness due and owing at the time of such payment.

     Fourth: Any surplus thereafter remaining shall be paid to the Mortgagor or the Mortgagor's successors or assigns, as their interests shall appear.

     V.10 The Mortgagor's Waiver of Appraisement, Marshalling and Other Rights. The Mortgagor agrees, to the full extent that the Mortgagor may lawfully so agree, that the Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, so far as the Mortgagor or those claiming through or under the Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws; provided, however, that appraisement of any of the Mortgaged Property located in the State of Oklahoma is hereby expressly waived or not, at the option of the Trustees, such option to be exercised prior to or at the time the judgment is rendered in any foreclosure hereof. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, waives, to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustees, the Bank or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, further waives, to the full extent that the Mortgagor may lawfully do so, any requirement for posting a receiver's bond or replevin bond or other similar type of bond if the Trustees or the Bank commence an action for appointment of a receiver or an action for replevin to recover possession of any of the Mortgaged Property. If any law in this paragraph referred to and now in force, of which the Mortgagor or the Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph. Pursuant to
Section 39-5-19, New Mexico Statutes, Annotated, 1978 Comp., as amended, the Mortgagor agrees that as to the Mortgaged Property situated in the State of New Mexico, the redemption period shall be shortened to one (1) month.

     V.11 Costs and Expenses. All costs and expenses (including attorneys' fees) incurred by the Trustees or the Bank in protecting and enforcing their rights hereunder shall constitute a demand obligation owing by the Mortgagor to the party incurring such costs and expenses and shall draw interest at an annual rate equal to the highest rate of interest from time to time accruing on the Loan Note plus one percent (1%) until paid, all of which shall constitute a portion of the Indebtedness.

     V.12 Sale of the Mortgaged Property in Texas. If any Note is not paid when due, whether by acceleration or otherwise, the Trustees are hereby authorized and empowered to sell any part of the Mortgaged Property located in the State of Texas at public sale to the highest bidder for cash in the area at the county courthouse of the county in Texas in which the Texas portion of the Mortgaged Property or any part thereof is situated, as herein described, designated by such county's commissioner's court for such proceedings, or if no area is so designated, at the door of the county courthouse of said county, at a time between the hours of 10:00 A.M. and 4:00 P.M. which is no later than three (3) hours after the time stated in the notice described immediately below as the earliest time at which such sale would occur on the first Tuesday of any month, after advertising the earliest time at which said sale would occur, the place, and terms of said sale, and the portion of the Mortgaged Property to be sold, by (a) posting (or by having some person or persons acting for the Trustees post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the courthouse door of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold in the area at the county courthouse of any one of such counties designated by such county's commissioner's court for such proceedings, or if no area is so designated, at the courthouse door of such county, and the notice so posted shall designate in which county such property shall be sold, and (b) filing in the office of the county clerk of each county in which any part of the Texas portion of the Mortgaged Property which is to be sold at such sale is situated a copy of the notice posted in accordance with the preceding clause (a). In addition to such posting and filing of notice, the Bank or other holder of the Indebtedness shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on the Mortgagor and on each other debtor, if any, obligated to pay the Indebtedness according to the records of the Bank or other holder of the Indebtedness. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to the Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Bank or other holder of the Indebtedness in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service. The Mortgagor agrees that no notice of any sale, other than as set out in this paragraph, need be given by the Trustees, the Bank or any other person, except as may otherwise be required by applicable law. The Mortgagor hereby designates as its address for the purpose of such notice the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Bank or other holder of the Indebtedness at the address for the Bank set out herein (or to such other address as the Bank or other holder of the Indebtedness may have designated by notice given as above provided to the Mortgagor and such other debtors). Any such notice of change of address of the Mortgagor or other debtors or of the Bank or of other holder of the Indebtedness shall be effective three (3) business days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt. The Mortgagor authorizes and empowers the Trustees to sell the Texas portion of the Mortgaged Property in lots or parcels or in its entirety as the Trustees shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto by fee simple title, with evidence of general warranty by the Mortgagor, and the title of such purchaser or purchasers when so made by the Trustees, the Mortgagor binds itself to warrant and forever defend. Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustees may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustees may deem expedient. Notwithstanding anything to the contrary contained herein, the Trustees may postpone the sale provided for in this Section 5.13 at any time without the necessity of a public announcement. The provisions hereof with respect to the posting and giving of notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas, effective January 1, 1984, and in the event the requirements, or any notice, under such Section 51.002 of the Property Code of the State of Texas shall be eliminated or the prescribed manner of giving such notices modified by future amendment to, or adoption of any statute superseding, Section 51.002 of the Property Code of the State of Texas, the requirement for such particular notices shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date thereof.

     V.13 Operation of the Mortgaged Property by the Trustees or the Bank. Upon the occurrence of an event of default and during the continuance of such event of default and in addition to all other rights herein conferred on the Trustees, the Trustees or the Bank (or any person, firm or corporation designated by the Trustees or the Bank) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude the Mortgagor, and the Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Mortgagor shall be at the time entitled and in its place and stead. The Trustees, the Bank or any person, firm or corporation designated by the Trustees or the Bank, may operate the same without any liability to the Mortgagor in connection with such operations, except to use ordinary care in the operation of such properties, and the Trustees, the Bank or any person, firm or corporation designated by the Trustees or the Bank, shall have the right to collect, receive and receipt for all Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Mortgagor with respect to the Mortgaged Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) paid by the Trustees or the Bank or attributable to the Mortgagor's undivided interest therein and withheld, or offset against, by an operator or other party have been paid or reimbursed in full by the Mortgagor and the Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to the Mortgagor. In the event that any of the Louisiana Mortgaged Property is seized as an incident to an action for the recognition or the enforcement of this instrument, whether by executory process, writ of fieri facias, sequestration, or otherwise, the court issuing the order under which the seizure is to be effected shall, if such order is petitioned for by the holder or holders of the Notes, direct the sheriff or other officer making the seizure to appoint as keeper of the Louisiana Mortgaged Property, in accordance with La. R.S. 9:5131 through 5135 and/or 9:5136 through 5140.2, such person as may be named by the Bank at the time the seizure is effected.


                               ARTICLE VI

                               [Reserved.]

                               ARTICLE VII

                          Miscellaneous Provisions


     VII.1 Pooling and Unitization. The Mortgagor shall have the right, and is hereby authorized, to pool or unitize all or any part of any tract of land described in Exhibit A, insofar as relates to the Mortgaged Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Mortgagor, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that any unit so formed for the production of oil shall not substantially exceed 160 acres, and any unit so formed for the production of gas shall not substantially exceed 640 acres, unless a larger area is required to conform to an applicable law or governmental order or regulation relating to the spacing of wells or to obtain the maximum allowable production under any applicable law or governmental order or regulation relating to the proration of production therefrom; and further provided that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in a uniform manner consistently applied. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, the Mortgagor shall furnish to the Trustees and the Bank a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Trustees may reasonably request. The interest in any such unit attributable to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of the Mortgagor therein were specifically described in Exhibit A. The Mortgagor may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Trustees and the Bank.

     VII.2 Successor Trustees. Any Trustee may resign in writing addressed to the Bank or may be removed at any time with or without cause by an instrument in writing duly executed by the Bank. In case of the death, resignation or removal of a Trustee, one or more successor Trustees may be appointed by the Bank by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without formality other than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the named successor Trustee or Trustees, all the estate and title of the prior Trustee in all of the Mortgaged Property, and he or they shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee. All references herein to the Trustees shall be deemed to refer to the Trustees from time to time acting hereunder.

     VII.3 Actions or Advances by the Bank or the Trustees. Each and every covenant herein contained shall be performed and kept by the Mortgagor solely at the Mortgagor's expense. If the Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Bank, or the Trustees or any receiver or keeper appointed hereunder or under Applicable Law, may, but shall not be obligated to, take action and/or make advances to perform the same in the Mortgagor's behalf, and the Mortgagor hereby agrees to repay the expense of such action and such advances upon demand plus interest at an annual rate equal to the Alternate Base Rate (as defined in the Credit Agreement) of interest from time to time accruing on the Loan Note plus the Applicable Margin (as defined in the Credit Agreement) plus three percent (3%) until paid or, in the event any promissory note evidences such indebtedness, upon the terms and conditions thereof. No such advance or action by the Bank, the Trustees or any keeper or receiver appointed hereunder shall be deemed to relieve the Mortgagor from any default hereunder.

     VII.4 Defense of Claims. The Mortgagor will notify the Trustees and the Bank, in writing, promptly of the commencement of any legal proceedings affecting the lien or security interest hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to the Trustees and the Bank, as may be necessary or appropriate to preserve the Mortgagor's, the Trustees' and the Bank's rights affected thereby and/or to hold harmless the Trustees, the Bank and its Affiliates in respect of such proceedings; and should the Mortgagor fail or refuse to take any such action, the Trustees or the Bank may, upon giving prior written notice thereof to the Mortgagor, take such action in behalf and in the name of the Mortgagor and at the Mortgagor's expense. Moreover, the Bank or the Trustees on behalf of the Bank, may take such independent action in connection therewith as it or they may in its or their discretion deem proper, the Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at an annual rate equal to the Alternate Base Rate of interest from time to time accruing on the Loan Note plus the Applicable Margin plus three percent (3%) until paid, will, on demand, be reimbursed, as appropriate, to the Bank, the Trustees or any keeper or receiver appointed hereunder or under applicable law. The obligations of the Mortgagor as hereinabove set forth in this
Section 7.4 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

     VII.5 The Mortgaged Property to Revert. If the Indebtedness shall be fully paid and the covenants herein contained shall be well and truly performed, then all of the Mortgaged Property shall revert to the Mortgagor and the entire estate, right, title and interest of the Trustees and the Bank shall thereupon cease; and the Trustees and the Bank in such case shall, upon the request of the Mortgagor and at the Mortgagor's cost and expense, deliver to the Mortgagor proper instruments acknowledging satisfaction of this instrument.

     VII.6 Renewals, Amendments and Other Security. Renewals and extensions of the Indebtedness may be given at any time and amendments may be made to agreements with third parties relating to any part of such Indebtedness or the Mortgaged Property and the Trustees and the Bank may take or may now hold other security from others for the Indebtedness, all without notice to or consent of the Mortgagor. The Trustees or the Bank may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon and prior perfected security interest in the Mortgaged Property not expressly released until the Notes and all other Indebtedness secured hereby are fully paid.

     VII.7 Instrument an Assignment, etc. This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate (immovable property) mortgage, or security agreement, and from time to time as any one or more thereof.

     VII.8 Limitation on Interest. No provision of this instrument or of the Notes, the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) shall require the payment or permit the collection of interest in excess of the maximum permitted by law or which is otherwise contrary to law. If any excess of interest in such respect is herein or in the Notes, the Credit Agreement or any other Loan Document provided for, or shall be adjudicated to be so provided for herein or in the Notes, the Credit Agreement or any other Loan Document, the Mortgagor shall not be obligated to pay such excess.

     VII.9 Unenforceable or Inapplicable Provisions. If any provision hereof or of the Notes is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Notes shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustees and the Bank in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

     VII.10 Rights Cumulative. Each and every right, power and remedy herein given to the Trustees or the Bank shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustees or the Bank, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustees or by the Bank in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     VII.11 Waiver by the Trustees. Any and all covenants in this instrument may from time to time by instrument in writing signed by the Trustees and the Bank be waived to such extent and in such manner as the Trustees and the Bank may desire, but no such waiver shall ever affect or impair either the Trustees' or the Bank's rights or liens or security interests hereunder, except to the extent specifically stated in such written instrument.

     VII.12 Action by Individual Trustee. Any Trustee from time to time serving hereunder shall have the absolute right, acting individually, to take any action and to give any consent and to exercise any right, remedy, power, privilege or authority conferred upon the Trustees, and any action taken by either Trustee from time to time serving hereunder shall be binding upon the other Trustee and no person dealing with either Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such Trustee to act without the concurrence of the other Trustee. In this instrument, the term "Trustee" shall mean the Trustees hereinabove named, or either of them, as the context requires, and any successor Trustee.

     VII.13 Environmental Indemnification. The Mortgagor will indemnify and hold the Bank, its Affiliates and the Trustees harmless from and against and reimburse the Bank, its Affiliates and the Trustees with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, out-of-pocket or consequential, asserted against or by the Bank, any of its Affiliates or the Trustees at any time and from time to time by reason of or arising out of any violation of any Environmental Laws applicable to the Mortgagor and/or the Mortgaged Property and any and all matters arising out of any act, omission, event or circumstance existing or occurring (including, without limitation, the presence on the Mortgaged Property or release from the Mortgaged Property of hazardous substances or solid waste disposed of or otherwise released), regardless of whether the act, omission, event or circumstance constituted a violation of any Environmental Law at the time of its existence or occurrence. The terms "hazardous substance" and "release" shall have the meanings specified in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently modified, supplemented or amended (herein called "CERCLA"), and for purposes of RCRA (as defined below) compliance the terms "solid waste" and "disposed" shall have the meanings specified in the Federal Resource Conservation and Recovery Act of 1976, as subsequently modified, supplemented or amended (herein called "RCRA"); provided, in the event that either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent the laws of any jurisdiction where the Mortgaged Property is located on the date hereof or on any subsequent date establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Mortgagor hereby agrees to make the maximum contribution to the payment and satisfaction of the indemnified claims, demands, causes of action, losses, damages, liabilities, costs, expenses and fees which is permissible under applicable law. The obligations of the Mortgagor as hereinabove set forth in this Section 7.13 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

     VII.14 No Partnership. Nothing contained in this instrument is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association among the Mortgagor, the Trustees, the Bank and its Affiliates, or in any way as to make the Bank or the Trustees coprincipals with the Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

     VII.15 Successors and Assigns. This instrument is binding upon the Mortgagor, the Mortgagor's successors and assigns, and shall inure to the benefit of the Trustees, their successors, and the Bank, its successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

     VII.16 Article and Section Headings. The article and section headings in this instrument are inserted for convenience of reference and shall not be considered a part of this instrument or used in its interpretation.

     VII.17 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation or filing, in any particular counterpart portions of Exhibit A hereto which describe properties situated in parishes or counties other than the parish or county in which such counterpart is to be recorded or filed may have been omitted.

     VII.18 Special Filing as Financing Statement. This Mortgage and Deed of Trust shall likewise be a Security Agreement and a Financing Statement. This Mortgage and Deed of Trust shall be filed for record, among other places, in the real estate records of each county or parish in which any portion of the real property covered by the oil and gas leases described in Exhibit A hereto is situated, and, when filed in such counties or parishes shall be effective as a financing statement covering fixtures located on oil and gas properties, which oil and gas properties (and accounts arising therefrom) are to be financed at the wellheads of the wells located on the real property described in Exhibit A hereto. At the option of the Bank, a carbon, photographic or other reproduction of this instrument or of any financing statement covering the Mortgaged Property or any portion thereof shall be sufficient as a financing statement and may be filed as such.

     VII.19 Notices. Except as otherwise required by Sections 5.2 and 5.12 hereof, any notice, request, demand or other instrument which may be required or permitted to be given or served upon the Mortgagor shall be sufficiently given when mailed by first-class mail, addressed to the Mortgagor at the address shown below the signatures at the end of this instrument or to such different address as the Mortgagor shall have designated by written notice received by the Bank or the Trustees.

     VII.20 Waivers. The parties hereto expressly waive the production of Mortgage Certificates and hereby release and hold the Notary Public whose name is hereunder signed harmless for and by reason of the nonproduction and nonannexation thereof to this instrument.

     VII.21 Reliance. Notwithstanding any reference herein to the Credit Agreement, the Notes or the Hedging Agreement, no party shall have any obligation to inquire into the terms or conditions of any such documents and all parties shall be fully authorized to rely upon any statement, certificate, or affidavit of Bank or any future holder of any portion of the Indebtedness as to the occurrence of any event such as the occurrence of any event of default.

     VII.22 The Bank as Agent for its Affiliates. As described above, certain Affiliates of the Bank are or may become parties to certain Hedging Agreements with the Borrower, the Mortgagor and/or Affiliates of the Borrower or the Mortgagor. This instrument secures the obligations of the Borrower or the Mortgagor or such Affiliates, as the case may be, under such Hedging Agreements, and the parties acknowledge for all purposes that the Bank acts for itself and as agent on behalf of such Affiliates of the Bank which are so entitled to share in the rights and benefits accruing to the Bank under this instrument in respect of the Mortgaged Property.

     VII.23 Transfer of the Notes without Notarial Act. The parties hereto agree that the Notes may be transferred without the necessity for a notarial act of transfer thereof, and that any such transfer shall carry with it into the hands of any future holder or holders of the Notes full and entire subrogation of title in and to the Notes to any and all rights and privileges under this instrument herein granted to the Bank, as holder of the Notes.
This Mortgage is for the benefit of the Bank for itself and its Affiliates, and for such other person or persons as may from time to time become or be the holders of any of the Indebtedness, and this Mortgage shall be transferrable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Bank of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Bank under this Mortgage. The Mortgagor specifically agrees that upon any transfer of all or any portion of the Indebtedness, this Mortgage shall secure with retroactive rank the then existing Indebtedness of the Mortgagor to the transferee and any and all Indebtedness to such transferee thereafter arising.

     VII.24 Authentic Evidence. Any and all declarations of facts made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process. The Mortgagor specifically agrees that such an affidavit by a representative of the Bank as to the existence, amount, terms and maturity of the Indebtedness and of a default thereunder shall constitute authentic evidence of such facts for the purpose of executory process. For purposes of executory process, the Mortgagor declares that on this 19th day of November, 1998, it has appeared in the presence of the undersigned Notary Public and two witnesses and has executed this instrument through its General Partner, such general partner being represented herein by B. Carl Price its President, duly authorized pursuant to Resolutions of the Board of Directors of such general partner, a certified copy of which is annexed hereto as Exhibit "B" and the Trustees and the Bank declare that on this 19th day of November, 1998, they have appeared in the presence of the undersigned Notary Public and two witnesses and have executed this instrument.

     IN WITNESS WHEREOF, the Mortgagor has executed or caused to be executed this Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing in the presence of the undersigned Notary Public and two witnesses on this 18th day of November, 1998.


                                 MORTGAGOR AND DEBTOR

Witnesses to
all signatures:






FUTURE ACQUISITION 1995 LTD,
a Texas limited partnership

By:     Future Petroleum Corporation, a Texas
corporation, its sole general partner

By:/s/ Carl Price
Title:  President
Printed Name: B. Carl Price


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a
Texas limited partnership

By:     Future Petroleum Corporation, a Texas
corporation, its sole general partner

By: /s/ Carl Price
Title:  President
Printed Name: B. Carl Price



NCI-SHAWNEE LIMITED PARTNERSHIP,
a Texas limited partnership

By:     Future Petroleum Corporation, a Texas
corporation, its sole general partner

By: /s/ Carl Price
Title:  President
Printed Name: B. Carl Price




ATTEST:


/s/ Christie Sirera
Secretary
Printed Name: Christie Sirera

The name and mailing address of the Mortgagor is:

c/o  Future Petroleum Corporation
2351 W.  Northwest Highway
Dallas, TX  75220



Notary Public

IN WITNESS WHEREOF, the Trustees and the Bank have executed or caused to be executed this Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing in the presence of the undersigned Notary Public and two witnesses on this 18th day of November, 1998.


Witnesses to
all signatures:







                            SECURED PARTIES


Richard A. Bernardy, Trustee




John H. Homier, Trustee


BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION



By: /s/ Richard Bernardy
Vice President
Printed Name: Richard Bernardy

ATTEST:


/s/ John H. Homier
Banking Officer/Clerk
Printed Name John H. Homier


The names and mailing addresses
of the Secured Parties are:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

Richard H. Bernardy, Trustee and John H. Homier Trustee

231 South LaSalle Street
Chicago, Cook County, Illinois  60697
Attention:  Energy and Minerals Department
                Oil and Gas Group


Notary Public

This Instrument Was Prepared By:

Kevin L. Shaw, Esq.
Mayer, Brown & Platt
350 South Grand Avenue
Los Angeles, CA  90071






STATE OF TEXAS     )
                   )  SS.
COUNTY OF HARRIS   )


BE IT REMEMBERED that I, TERESA H. CATO, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 19th day of November, 1998, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation and association being a party to the foregoing instrument:

Carl Price, the President and Secretary of Future Petroleum Corporation, a Texas corporation, the sole general partner of (1) Future Acquisition 1995, Ltd., a Texas limited partnership (2) BMC Development No. 1 Limited Partnership, a Texas limited partnership and (3) NCI-Shawnee Limited Partnership, a Texas limited partnership, whose address is 2351 West Northwest Highway, Suite 2130, Dallas, Texas 75220;

Richard H. Bernardy, Vice President of Bank of America National Trust and Savings Association, a national banking association, whose address is 231 South LaSalle Street, Chicago, Illinois 60697; and

Richard H. Bernardy and John H. Homier whose addresses are 231 South LaSalle Street, Chicago, Illinois 60697, as Trustees.

ILLINOIS     The foregoing instrument was acknowledged before me this day by said persons as the designated officers of the corporation or association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association (or themselves, as Trustees).

NEW MEXICO     The foregoing instrument was acknowledged before me this day by each such person as the designated officers of the corporation or association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association, or himself as a Trustee, as the case may be.

OKLAHOMA     Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation or association set opposite his name
(or of himself as Trustee, as the case may be) for the uses and purposes therein set forth.

TEXAS   This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

MISSISSIPPI     Before me on this day personally appeared the aforementioned persons, whose names are signed to the foregoing conveyance in the capacities set forth opposite the names of such persons above, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers or Trustees with full authority, executed the same voluntarily for and as the act of said association or said Trustees, as the case may be.



    Witness my hand and official seal.




      Notary Public
      Residing at:     700 Louisiana, Suite
                       3600
                       Houston, Texas  77002

My commission expires:

     EXHIBIT A To Mortgage, Deed of Trust, Assignment,
     Security Agreement, Financing Statement and Fixture Filing, dated November 18, 1998 from FUTURE ACQUISITION 1995 LTD.,
     BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, and
     NCI-SHAWNEE LIMITED PARTNERSHIP
     to Richard A. Bernardy and John H. Homier and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

     List of Properties

1. Depth limitations, unit designations, unit tract descriptions and descriptions (including percentages, decimals or fractions) of undivided leasehold interests, well names, "Operating Interests", "Working Interests" and "Net Revenue Interests" contained in this Exhibit A and the listing of any percentage, decimal or fractional interest in this Exhibit A shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this instrument.

2. Some of the land descriptions in this Exhibit A may refer only to a portion of the land covered by a particular lease. This instrument is not limited to the land described in Exhibit A but is intended to cover the entire interest of the Mortgagor in any lease described in Exhibit A even if such interest relates to land not described in Exhibit A. Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit A. To the extent that the land descriptions in this Exhibit A are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties (or parish or parishes) in which the mortgaged property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records or other records.

4. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.


     [ADD PROPERTY DESCRIPTIONS]

     EXHIBIT B To Mortgage, Deed of Trust, Assignment,
     Security Agreement, Financing Statement and Fixture Filing, dated November 18, 1998 from FUTURE ACQUISITION 1995 LTD.,
     BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, and
     NCI-SHAWNEE LIMITED PARTNERSHIP
     to Richard A. Bernardy and John H. Homier and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


     Notary's Certificate

The undersigned Notary Public hereby certifies that attached hereto are certified copies of Resolutions produced by the Mortgagor and attached by me to this Mortgage, Deed of Trust, Security Agreement, Financing Statement and Fixture Filing.



NOTARY PUBLIC


     [Certified Resolutions of the general partner of the Mortgagor] [Louisiana requirement only]





                                     AMENDMENT TO
                          MORTGAGE, DEED OF TRUST, ASSIGNMENT,
               SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING


                                        FROM

                            FUTURE ACQUISITION 1995, LTD.,
                           (Taxpayer I.D. No. 75-2630182)
                  BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP AND
                           (Taxpayer I.D. No. 75-2648720)
                          NCI-SHAWNEE LIMITED PARTNERSHIP
                           (Taxpayer I.D. No. 75-2563029)


                                         TO


                              JOHN H. HOMIER, Trustee


                                        AND


                            RICHARD A. BERNARDY, Trustee


                                        AND


                                   BANK OF AMERICA
                        NATIONAL TRUST AND SAVINGS ASSOCIATION
                            (Taxpayer I.D. No. 94-1687665)
                      for itself and as Agent for its Affiliates



                          Dated as of November 18, 1998

"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES."

"THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT AA HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDERS OF KERN COUNTY, CALIFORNIA, AND IN LEA COUNTY, NEW MEXICO, AND IN MIDLAND, HUTCHINSON, LUBBOCK, CARSON, GRAY, MOORE, JASPER, SAN PATRICIO, WHARTON, CRANE, HARRIS, MONTGOMERY, DAWSON AND WICHITA COUNTIES, TEXAS AND IN MARSHALL, GRANT AND POTTOWATAMIE COUNTIES, OKLAHOMA."

"THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT AA HERETO."

"SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT AA HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT."

"THE SECURED PARTIES ARE NOT A SELLER OR PURCHASE MONEY LENDER OF THE
COLLATERAL."


THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED AND/OR
FILED RETURN TO:

Kevin L. Shaw, Esq.
Mayer, Brown & Platt
350 South Grand Avenue
Suite 2500
Los Angeles, CA  90071

                                 AMENDMENT TO MORTGAGE,
                      DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT,
                         FINANCING STATEMENT AND FIXTURE FILING


     THIS AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, dated as of November 18, 1998 (herein called this "Amendment"), is from FUTURE ACQUISITION 1995, LTD., a Texas limited partnership, BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership and NCI-SHAWNEE LIMITED PARTNERSHIP, a Texas limited partnership (herein collectively called the "Mortgagor"), to John H. Homier and Richard A. Bernardy of Chicago, Illinois, as Trustees (hereinafter defined), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION having offices at 231 South LaSalle Street, Chicago, Illinois 60697 (herein called the "Bank"),

                                W I T N E S E T H:


     WHEREAS, the Mortgagor has heretofore executed and delivered to the Bank, for itself and as agent for its Affiliates (as such term is defined in the Credit Agreement referred to below) and John H. Homier and Richard A. Bernardy, as trustees for the Bank (each person acting in such capacity being herein sometimes individually called a "Trustee" and collectively called the "Trustees"), that certain Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of August 14, 1998 (herein called the "Mortgage"), to secure payment of indebtedness owed or to be owing to the Bank pursuant to the terms of a certain Credit Agreement dated as of August 14, 1998 (as the same has been or may have been amended or modified, herein called the "Existing Credit Agreement"), between FUTURE PETROLEUM CORPORATION, a Utah corporation ("Borrower") and the Bank, including, without limitation, indebtedness evidenced by that certain Secured Promissory Note of the Borrowers, dated August 14, 1998, in the original principal amount of $20,000,000, payable to the Bank or its order on or before August 14, 2003, bearing interest at the rates provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth (herein called the "Prior Note");

     WHEREAS, pursuant to the terms of a certain Amendment No. 1 to Credit Agreement, dated as of November 16, 1998 (herein called the "First Amendment"; the Existing Credit Agreement, as amended by the First Amendment, being herein called the "Credit Agreement"), between the Mortgagor and the Bank, the Mortgagor has executed and delivered to the Bank its new promissory note, dated November 18, 1998, in the original principal amount of $27,500,000, payable to the Bank or its order on or before August 14, 2003, bearing interest at the rates provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth (herein, together with any extensions or renewals thereof or replacements or substitutions therefor, called the "New Note"), said New Note evidencing (i) to the extent of $20,000,000, a renewal of the principal amount of the Prior Note, and (ii) to the extent of the balance thereof, additional loans to be made by the Bank to the Mortgagor pursuant to the terms of the Credit Agreement;

     WHEREAS, the Mortgage has been filed and recorded as set forth in
Schedule I hereto, among other places;

     WHEREAS, the Mortgagor desires to amend the Mortgage so as, among other things, to include the Indebtedness (as defined in the Mortgage and used herein with the meaning assigned to such term therein) the New Note and all other obligations and liabilities of Mortgagor under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and of the debts and trusts mentioned above and the agreements herein contained and other good and valuable considerations, the parties hereto agree as follows:

     1. REAFFIRMANCE OF THE MORTGAGE. To secure the Indebtedness, the Mortgagor has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto the Trustees, in trust, with power of sale, for the use and benefit of the Agent, for itself and as agent for the Lenders and for its Affiliates, all of the Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property (as defined in the Mortgage and used herein with the meaning assigned to such term therein).

     TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances now or hereafter at any time before the release hereof in anywise belonging or appertaining thereto, unto the Trustees forever to secure the payment of the Indebtedness and the performance of the obligations of the Mortgagor contained herein and in the Mortgage.

     2. INCLUSION IN THE INDEBTEDNESS OF THE NEW NOTE AND OTHER OBLIGATIONS. The New Note and all obligations and liabilities of the Mortgagor under the Credit Agreement are hereby made a part of the Indebtedness, and the term Indebtedness shall, when used herein or in the Mortgage, be deemed to include the New Note and all obligations and liabilities of the Mortgagor under the Credit Agreement. Each reference in the Mortgage to a Note or the Notes shall be deemed to include reference to the New Note.

     3. WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained in the Mortgage are hereby remade by the Mortgagor and (together with the remedies contained in the Mortgage) are in full force and effect as of the date hereof.

     4.      MISCELLANEOUS PROVISIONS.

     1. This Amendment shall be considered as an amendment to the Mortgage and, except as herein expressly amended, the Mortgage is hereby ratified, approved and confirmed in every respect. All references to the Mortgage in any other document shall hereafter be deemed to refer to the Mortgage as amended and supplemented hereby.

     2. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which are identical, except that (i) in certain counterparts, portions of Exhibit AA hereto, containing specific descriptions of property situated in jurisdictions other than the jurisdiction in which the particular counterpart is to be filed or recorded, may have been omitted, and (ii) in the case of certain counterparts to be recorded and filed in jurisdictions where the Mortgage has not been recorded and filed, in order to place on record the Mortgage, there are attached to such counterparts conformed copies of the Mortgage, the contents of which by this reference are hereby adopted, assumed, ratified, approved and confirmed in each and every respect by the Mortgagor.

     3. The Mortgagor hereby represents and warrants to the Trustees and the Bank as follows:

     1. Each entity comprising the Mortgagor is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas;

     2. The execution and delivery of this Amendment, the New Note and the Credit Agreement and the performance by the Mortgagor of its obligations hereunder, are within the Mortgagor's partnership powers, have been duly authorized by all necessary partnership action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the partnership agreement of the Mortgagor or of any agreement binding upon the Mortgagor;
     and

     3. This Amendment, the New Note and the Credit Agreement is the legal, valid and binding obligation of the Mortgagor, enforceable in accordance with their respective terms.

     4. This Amendment is, and the New Note and the Credit Agreement when duly executed and delivered will be, the legal, valid and binding obligations of the Mortgagor, enforceable in accordance with their respective terms.

     5. The indebtedness evidenced by the Prior Note is a continuing indebtedness and nothing contained herein or in any other document shall be construed to deem paid the Prior Note, or as a novation of the Prior Note or the Mortgage, or to release or terminate any lien or security interest which secures payment of the Prior Note, and all liens and security interests which secure payment of the Prior Note (including, without limitation, those created by the Mortgage) shall continue in full force and effect, unimpaired from the date(s) of their creation and perfection.

     4. Section headings in this Amendment, the New Note and the Credit Agreement are inserted for convenience of reference and shall not be considered a part of this Amendment, the New Note and the Credit Agreement or used in its interpretation.

     5. At the option of the Bank, this Amendment, the New Note and the Credit Agreement, or a carbon, photographic or other reproduction of this Amendment, the New Note and the Credit
Agreement or of any Uniform Commercial Code financing statement covering the Mortgaged Property or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment on the day, month and year first above written.

                              MORTGAGOR AND DEBTOR

FUTURE ACQUISITION 1995, LTD., a Texas
limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, its sole general
partner
ATTEST:

By  /s/ Christie Sirera
Secretary       Title
Printed Name Christie Sirera


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, its sole general
partner
ATTEST:

By  /s/ Christie Sirera
Secretary       Title
Printed Name Christie Sirera


NCI-SHAWNEE LIMITED PARTNERSHIP, a Texas limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, its sole general
partner
ATTEST:

By  /s/ Christie Sirera
Secretary       Title
Printed Name Christie Sirera


The name and mailing address of the Mortgagor is:

2351 West Northwest Highway
Suite 2130
Dallas, TX  75220

     SECURED PARTIES




John H. Homier, Trustee




Richard A. Bernardy, Trustee


BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, for itself and as agent for its Affiliates


By   /s/ Richard A. Bernardy
Vice President
Printed Name Richard A. Bernardy

ATTEST:


Banking Officer/Clerk
Printed Name


WITNESSES TO ALL SIGNATURES:







The names and mailing addresses of the Secured Parties are:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
John H. Homier, Trustee and Richard A. Bernardy, Trustee

231 South LaSalle Street
Chicago, Cook County, Illinois  60697
Attention:  Energy and Minerals Department
            Oil and Gas Group


This Instrument Was Prepared By:

Kevin L. Shaw, Esq.
Mayer, Brown & Platt
350 South Grand Avenue
Suite 2500
Los Angeles, CA  90071



STATE OF TEXAS          )
                        )  SS.
COUNTY OF HARRIS        )

BE IT REMEMBERED that I, TERESA H. CATO, a Notary
Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on
this         day of November, 1998, there appeared before me
severally each of the following persons, each being either a Trustee or else the designated officer of the association set opposite his name, and each such Trustee and association being a party to the foregoing instrument:

John H. Homier, Vice President, and Richard A.
Bernardy, Banking Officer/Clerk, of Bank of America National
Trust and Savings Association, a national banking association, whose address is 231 South LaSalle Street, Chicago, Illinois 60697; and

John H. Homier and Richard A. Bernardy, whose addresses are 231 South LaSalle Street, Chicago, Illinois
60697, as Trustees.


TEXAS and
OKLAHOMA          This instrument was acknowledged before me on this day by
each such person as the designated officer of the association set opposite his name (or a Trustee, as the case may be), on behalf of said association set opposite his name
(or of himself as Trustee, as the case may be).

Witness my hand and official seal.




          Notary Public
Residing at:     700 Louisiana, Suite 3600
                  Houston, Texas  77002

My commission expires:

STATE OF TEXAS       )
                     )  SS.
COUNTY OF HARRIS     )

BE IT REMEMBERED that I, TERESA H.  CATO, a Notary
Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 19th day of November, 1998, there appeared before me severally each of the following persons, each being the designated officer of the corporation set opposite his name and such corporation being a party to the foregoing instrument:

B. Carl Price, the President and Secretary of Future Petroleum Corporation, a Texas corporation, the sole general partner of each of (1) Future Acquisition 1995, Ltd., a Texas limited partnership, (2) BMC Development No. 1 Limited Partnership, a Texas limited partnership, and (3) NCI-Shawnee Limited Partnership, a Texas limited partnership, whose address is c/o Future Petroleum Corporation, 2351 West Northwest Highway, Suite 2130, Dallas, Texas 75220.



TEXAS and
OKLAHOMA          This instrument was acknowledged before me on this day by
each such person as the designated officer of the corporation set opposite his name on behalf of said corpora-tion.

Witness my hand and official seal.





        Notary Public

Residing at:     700 Louisiana, Suite 3600
                 Houston, Texas  77002

My commission expires:

                                    Schedule I


A. Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of August 14, 1998, from Mortgagor to the Bank was recorded and filed as follows:



JURISDICTION                        FILE NO.                      DATE

Lea County, New Mexico        Book 901, Page 276            August 24, 1998

Gray County, Texas            Volume 734, Page 398          August 24, 1998

Wichita County, Texas         Volume 2030, Page 280         August 24, 1998

Pottawatomie County,
Oklahoma                      Book 2835, Page 232           August 24, 1998

Carson County, Texas          Volume 289, Page 756          August 24, 1998

Midland County, Texas         Volume 1593, Page 430         August 24, 1998

Hutchinson County, Texas      Volume 902, Page 263          August 24, 1998

Grant County, Oklahoma        Book 515, Page 699            August 24, 1998

Marshall County, New Mexico   Book 673, Page 659            August 24, 1998

Lubbock County, Texas         Volume 5965, Page 10          August 24, 1998

Moore County, Texas           Volume 499, Page 636          August 24, 1998



                        EXHIBIT AA To Amendment to Mortgage,
                  Deed of Trust, Assignment, Security Agreement,
                  Financing Statement and Fixture Filing, dated
                              as of November 18, 1998,
                        from Future Acquisition 1995, Ltd.,
                  BMC Development No. 1 Limited Partnership
                      and NCI Shawnee Limited Partnership
                  to John H. Homier and Richard A. Bernardy
             and Bank of America National Trust and Savings Association

     List of Properties

     1. Depth limitations, unit designations, unit tract descriptions and descriptions of undivided leasehold interests, well names, "Operating Interests", "Working Interests" and "Net Revenue Interests" contained in this Exhibit AA and the listing of any percentage, decimal or fractional interest in this Exhibit AA shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this instrument.

     2. Some of the land descriptions in this Exhibit AA may refer only to a portion of the land covered by a particular lease. This instrument is not limited to the land described in Exhibit AA but is intended to cover the entire interest of the Mortgagor in any lease described in Exhibit AA even if such interest relates to land not described in Exhibit AA. Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit AA. To the extent that the land descriptions in this Exhibit AA are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

     3. References in Exhibit AA to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit AA are to the official real property records of the county or counties (or parish or parishes) in which the mortgaged property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records or other records.

     4. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.



                                     Exhibit F to
                                  Amendment No. 1 to
                                   Credit Agreement


     Forms of Opinion
[Please contact the Company for copies]


                                      Exhibit G to
                                   Amendment No. 1 to
                                    Credit Agreement


     Form of Title Counsel Opinion
[Please contact the Company for copies]


                                      EXHIBIT 10.03

AMENDED AND RESTATED
                            SECURED PROMISSORY NOTE


$27,500,000.00                                                 November 18, 1998


     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation (the "Borrower"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Lender") on August 14, 2003, the principal sum of TWENTY-SEVEN MILLION, FIVE HUNDRED THOUSAND DOLLARS ($27,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of August 14, 1998, as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 16, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower and the Lender.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note amends and restates in their entirety those notes previously made and given by the Borrower to the Lender as more particularly described in the Credit Agreement.

    This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.


FUTURE PETROLEUM CORPORATION, a Utah corporation



By:     /s/ Carl Price
Name:      Carl Price
Title:      President


                        LOANS AND PRINCIPAL PAYMENTS

                                 EXHIBIT 10.04

FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Utah corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

    7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

    8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation



By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                     FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future CAL-TEX Corporation, a Texas corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                        W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation



By: /s/ Carl Price
Name: B. Carl Price
Title:  President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Texas corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation



By:  /s/ Carl Price
Name: B. Carl Price
Title:   President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Energy Corporation, a Nevada corporation ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation



By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Acquisition 1995 Ltd., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership



By:  /s/ Carl Price
Name: B. Carl Price
Title:  President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership



By:  /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among NCI Shawnee L.P., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

    2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

    3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

    4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

    4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

    4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
    Loan Documents required to be performed by Pledgor as of the date hereof; and

    4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
    Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

    5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

    7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

    8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership



By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


ENCAP EQUITY 1994 LIMITED PARTNERSHIP,
a Texas limited partnership



By:
Name:
Title:



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Energy Capital Investment Company PLC, an English investment company ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


ENERGY CAPITAL INVESTMENT COMPANY PLC,
an English investment company



By:
Name:
Title:



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:  Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Bargo Energy Resources, Ltd., a Texas limited partnership ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BARGO ENERGY RESOURCES, LTD. ,
a Texas limited partnership



By:   /s/ Tim J. Goff
Name: Tim J. Goff
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among B. Carl Price, ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                         W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 18, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.




By: /s/ Carl Price
Name: B. CARL PRICE



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President

                        FIRST AMENDMENT TO PLEDGE AGREEMENT


     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and among Don Reynolds, ("Pledgor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Pledgor, as of August 14, 1998, executed and delivered a Pledge Agreement (the "Pledge Agreement") whereunder Pledgor granted to the Lender a continuing first priority interest in the Collateral. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Pledge Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 18, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Pledgor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Pledgor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Pledge Agreement and (ii) the Pledge Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Pledge Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Pledge Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Pledge Agreement, as amended hereby.

     4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

     4.1 Pledgor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Pledgor in the Pledge Agreement and the other Loan Documents are true and correct as of the date hereof and Pledgor has performed each of the covenants and agreements in the Pledge Agreement and the other
     Loan Documents required to be performed by Pledgor as of the date hereof; and

     4.3 To Pledgor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit
     Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.




By: /s/ Don Wm. Reynolds
Name: DON REYNOLDS




BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President

                                 EXHIBIT 10.05

FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Petroleum Corporation, a Utah corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.


     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future CAL-TEX Corporation, a Texas corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Petroleum Corporation, a Texas corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                          FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Energy Corporation, a Nevada corporation ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:    /s/ Richard A. Bernardy
Name:   Richard A. Bernardy
Title:  Vice President

                         FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between Future Acquisition 1995 Ltd., a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                        FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title: Vice President

                       FIRST AMENDMENT TO SECURITY AGREEMENT


     This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") dated as of the 18th day of November, 1998, by and between NCI Shawnee L.P., a Texas limited partnership ("Grantor") and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, the Borrower, as of August 14, 1998, executed and delivered a Security Agreement (the "Security Agreement") whereunder Borrower granted a security interest in the Collateral to secure payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement and otherwise. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment No. 1 to Credit Agreement dated as of November 16 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Borrower is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Borrower hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Secured Obligations under the Security Agreement and
(ii) the Security Agreement secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Security Agreement to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Security Agreement. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Security Agreement shall be and remain in full force and effect. The parties hereby ratify and confirm the Security Agreement, as amended hereby.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     4.1 Borrower has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

     4.2 The representations and warranties made and given by Borrower in the Security Agreement and the other Loan Documents are true and correct as of the date hereof and Borrower has performed each of the covenants and agreements in the Security Agreement and the other
     Loan Documents required to be performed by Borrower as of the date hereof; and

     4.3 To Borrower's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership


By:   /s/ Carl Price
Name:  B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:    /s/ Richard A. Bernardy
Name:   Richard A. Bernardy
Title:  Vice President


                                  EXHIBIT 10.06

                             FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Utah corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Utah corporation


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future CAL-TEX Corporation, a Texas corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE CAL-TEX CORPORATION,
a Texas corporation


By:  /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                           FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Petroleum Corporation, a Texas corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                               W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE PETROLEUM CORPORATION,
a Texas corporation


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                          FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Energy Corporation, a Nevada corporation ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ENERGY CORPORATION,
a Nevada corporation


By:/s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                            FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among Future Acquisition 1995 Ltd., a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

      5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


FUTURE ACQUISITION 1995 LTD.,
a Texas limited partnership


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President

                         FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among BMC Development No. 1 Limited Partnership, a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                             W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership


By:/s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By:  /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title: Vice President

                             FIRST AMENDMENT TO GUARANTY


     This FIRST AMENDMENT TO GUARANTY (this "First Amendment") dated as of the 18th day of November, 1998, by and among NCI Shawnee L.P., a Texas limited partnership ("Guarantor"), and Bank of America National Trust and Savings Association, a national banking association (the "Lender"),


                                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of August 14, 1998 (together with all amendments and other modifications, from time to time thereafter made thereto, the "Original Credit Agreement"), by and between FUTURE PETROLEUM CORPORATION (the "Borrower"), as the borrower and the Lender, as the lender, the Lender has extended Commitments to make Loans to the Borrower; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements (as defined in the Original Credit Agreement) with the Lender or an Affiliate of the Lender, pursuant to the terms of the Original Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan and all subsequent Loans under the Original Credit Agreement and to the obligations of the Lender or such Affiliate of the Lender under the Hedging Agreements referred to above, Guarantor, as of August 14, 1998, executed and delivered a Guaranty (the "Guaranty") whereunder Guarantor unconditionally guaranteed payment and performance of all Obligations of the Borrower to the Lender under the Original Credit Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Guaranty;

     WHEREAS, the Borrower and the Lender are also parties to the Amendment
No. 1 to Credit Agreement dated as of November 16, 1998 ("Amendment No. 1"; the Original Credit Agreement, as so amended and as may be from time to time hereafter further amended, the "Credit Agreement"), whereunder the Lender agreed to amend the Original Credit Agreement and made Commitments to make Credit Extensions in an amount not to exceed $27,500,000;

     WHEREAS, as a condition precedent to the making of all subsequent Credit Extensions under the Credit Agreement, Guarantor is required to execute and deliver this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Obligations. Guarantor hereby acknowledges and agrees that (i) all the Obligations under the Original Credit Agreement, as amended by Amendment No. 1, shall be considered as Obligations under the Guaranty and (ii) the Guaranty secures all Obligations under the Credit Agreement.

     2. Reference to Credit Agreement. All references in the Guaranty to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement, as amended by Amendment No. 1.

     3. Ratification, Guaranty. Except as expressly amended by this First Amendment, the remaining terms, conditions and provisions of the Guaranty shall be and remain in full force and effect. The parties hereby ratify and confirm the Guaranty, as amended hereby.

     4. Representations and Warranties. Guarantor hereby represents and warrants as follows:

     4.1 Guarantor has full power and authority to execute, deliver and perform its obligations under this First Amendment and all other
     Loan Documents delivered to the Lender in connection herewith, and this First Amendment and all such Loan Documents are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms;

     4.2 The representations and warranties made and given by Guarantor in the Guaranty and the other Loan Documents are true and correct as of the date hereof and Guarantor has performed each of the covenants and agreements in the Guaranty and the other Loan Documents required to be performed by Guarantor as of the date hereof; and

     4.3 To Guarantor's best knowledge, there is no Default or Event of Default by Borrower or any other Obligor under the Credit Agreement, the Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage of time or both, would give rise to a Default or Event of Default by Borrower or any other Obligor under the Credit Agreement or any Loan Document.

     5. Counterparts. This First Amendment may be executed in any number of counterparts. Each counterpart shall be deemed an original and all counterparts shall be deemed the same instrument with the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any identical counterpart of this First Amendment having attached to it one or more additional signature pages.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7. Titles and Headings. The titles and headings of the Sections of this First Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

     8. Changes and Modifications In Writing. No provision of this First Amendment may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first set forth above.


NCI SHAWNEE L.P.,
a Texas limited partnership


By: /s/ Carl Price
Name: B. Carl Price
Title: President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, a national
banking association



By: /s/ Richard A. Bernardy
Name: Richard A. Bernardy
Title:  Vice President